KBL Variable Account A

Financial Statements as of and for the Year Ended December 31, 2021

and Reports of Independent Auditors

DELAWARE LIFE KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2021

Page(s)
Reports of Independent Auditors	1-4

Financial Statements

Statements of Assets and Liabilities	5-7

Statements of Operations	8-22

Statements of Changes in Net Assets	23-45

Notes to the Financial Statements	46-61

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of KBL Variable Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the Appendix that comprise the KBL Variable Account A (the Sub-Accounts), as of December 31, 2021, the related statements of operations and changes in net assets for the year or period indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights in note 10 for the year or period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2021, the results of their operations and changes in their net assets for the year or period indicated in the Appendix and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of Delaware Life Insurance Company of New York’s separate accounts since 2021.

Boston, Massachusetts

April 28, 2022

Appendix

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)
AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9) (1)
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)
AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4) (1)
AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5) (1)
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)
Columbia Variable Portfolio – Government Money Market Fund Class 1 Sub-Account (C75) (1)
Columbia Variable Portfolio – Dividend Opportunity Fund Class 1 Sub-Account (C25) (1)
Columbia Variable Portfolio – Dividend Opportunity Fund Class 2 Sub-Account (C49) (1)
Columbia Variable Portfolio – Income Opportunities Fund Class 1 Sub-Account (C36) (1)
Columbia Variable Portfolio – Income Opportunities Fund Class 2 Sub-Account (C76) (1)
Columbia Variable Portfolio – Overseas Core Fund Class 1 Sub-Account (C37) (1)
Columbia Variable Portfolio – Overseas Core Fund Class 2 Sub-Account (C58) (1)
Columbia Variable Portfolio – Large Cap Growth Fund Class 1 Sub-Account (C59) (1)
Columbia Variable Portfolio – Large Cap Growth Fund Class 2 Sub-Account (C60) (1)
Columbia Variable Portfolio – Select Mid Cap Value Fund Class 1 Sub-Account (C66) (1)
Columbia Variable Portfolio – Large Cap Index Fund Class 2 Sub-Account (C68) (1)
Columbia Variable Portfolio – Small Cap Value Fund Class 1 Sub-Account (C39) (1)
Columbia Variable Portfolio – Small Cap Value Fund Class 2 Sub-Account (C71) (1)
Columbia Variable Portfolio – Small Company Growth Fund Class 1 Sub-Account (C72) (1)
Columbia Variable Portfolio – Strategic Income Fund Class 1 Sub-Account (151) (1)
Columbia Variable Portfolio – Strategic Income Fund Class 2 Sub-Account (C73) (1)
Columbia Variable Portfolio – U.S. Government Mortgage Fund Class 1 Sub-Account (C69) (1)
Columbia Variable Portfolio – U.S. Government Mortgage Fund Class 2 Sub-Account (C70) (1)
Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8) (1)
Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97) (1)
Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28) (1)
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)
Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)
Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)
Invesco V.I. International Growth Fund I Sub-Account (A21) (1)
MFS VIT I Growth Series Service Class Sub-Account (M80) (1)
MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)
MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10) (1)
MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)
MFS VIT I Research Series Initial Class Sub-Account (M33) (1)
Rydex VT NASDAQ-100 Fund Sub-Account (R03) (1)
Wanger International Sub-Account (W39) (1)
Wanger Select Fund Sub-Account (W41) (1)
Wanger USA Sub-Account (W42) (1)

(1) Statements of assets and liabilities as of December 31, 2021 and statements of operations and changes in net assets for the year ended December 31, 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of KBL Variable Account A:

Opinions on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the subaccounts of KBL Variable Account for each period indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in net assets of each of the subaccounts of KBL Variable Account A for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)	Columbia Variable Portfolio—Small Company Growth Fund Class 1 Sub-Account (C72) (1)

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)	Columbia Variable Portfolio—Strategic Income Fund Class 1 Sub-Account (151) (1)

AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9) (1)	Columbia Variable Portfolio—Strategic Income Fund Class 2 Sub-Account (C73) (1)

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	Columbia Variable Portfolio—U.S. Government Mortgage Fund Class 1 Sub-Account (C69) (1)

AB VPS Large Cap Growth (Class B) Sub-Account (AC4) (1)	Columbia Variable Portfolio—U.S. Government Mortgage Fund Class 2 Sub-Account (C70) (1)

AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4) (1)	Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8) (1)

AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5) (1)	Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97) (1)

AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28) (1)

Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)	Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)

Columbia Variable Portfolio—Asset Allocation Fund Class 1 Sub-Account (C54) (2)	Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)

Columbia Variable Portfolio—Asset Allocation Fund Class 2 Sub-Account (C55) (2)	Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)

Columbia Variable Portfolio—Government Money Market Fund Class 1 Sub-Account (C75) (1)	Invesco V.I. International Growth Fund I Sub-Account (A21) (1)

Columbia Variable Portfolio—Dividend Opportunity Fund Class 1 Sub-Account (C25) (1)	MFS VIT I Growth Series Service Class Sub-Account (M80) (1)

Columbia Variable Portfolio—Dividend Opportunity Fund Class 2 Sub-Account (C49) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

Columbia Variable Portfolio—Income Opportunities Fund Class 1 Sub-Account (C36) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

Columbia Variable Portfolio—Income Opportunities Fund Class 2 Sub-Account (C76) (1)	MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10) (1)

Columbia Variable Portfolio—Overseas Core Fund Class 1 Sub-Account (C37) (1)	MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)

Columbia Variable Portfolio—Overseas Core Fund Class 2 Sub-Account (C58) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

Columbia Variable Portfolio—Large Cap Growth Fund Class 1 Sub-Account (C59) (1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

Columbia Variable Portfolio—Large Cap Growth Fund Class 2 Sub-Account (C60) (1)	Rydex VT NASDAQ-100 Fund Sub-Account (R03) (1)

Columbia Variable Portfolio—Select Mid Cap Value Fund Class 1 Sub-Account (C66) (1)	Wanger International Sub-Account (W39) (1)

Columbia Variable Portfolio—Large Cap Index Fund Class 2 Sub-Account (C68) (1)	Wanger Select Fund Sub-Account (W41) (1)

Columbia Variable Portfolio—Small Cap Value Fund Class 1 Sub-Account (C39) (1)	Wanger USA Sub-Account (W42) (1)

Columbia Variable Portfolio—Small Cap Value Fund Class 2 Sub-Account (C71) (1)

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860) 241 7000, www.pwc.com/us

(1) Statement of changes in net assets for the year ended December 31, 2020.
(2) Statement of changes in net assets for the period January 1, 2020 to April 24, 2020 (date of liquidation).

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company of New York management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of KBL Variable Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of KBL Variable Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We served as the auditor of one or more of the subaccounts of KBL Variable Account A from 2013 to 2020.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2021

		Assets					Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Dividend Receivable	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) ¹	—	$—	$—	$—	$—	$—	$—	$—
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	6,410	201,228	280,762	—	—	280,762	—	280,762
AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9)	3,345	98,345	123,208	—	—	123,208	—	123,208
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	18,075	499,357	652,851	—	—	652,851	—	652,851
AB VPS Large Cap Growth (Class B) Sub-Account (AC4) ¹	—	—	—	—	—	—	—	—
AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4)	13,453	146,760	139,506	6	—	139,512	90	139,422
AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5)	8,304	86,690	85,195	—	—	85,195	—	85,195
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	3,895	77,808	103,488	—	—	103,488	1	103,487
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	17,553	485,574	489,367	—	—	489,367	—	489,367
Columbia Variable Portfolio—Government Money Market Fund Class 1 Sub-Account (C75)	2,987,241	2,987,241	2,987,241	—	1	2,987,242	8,892	2,978,350
Columbia Variable Portfolio—Dividend Opportunity Fund Class 1 Sub-Account (C25)	29,941	589,996	1,130,568	1,408	—	1,131,976	104	1,131,872
Columbia Variable Portfolio—Dividend Opportunity Fund Class 2 Sub-Account (C49)	17,116	295,733	627,488	—	—	627,488	4	627,484
Columbia Variable Portfolio—Income Opportunities Fund Class 1 Sub-Account (C36)	4,732	35,194	34,687	—	—	34,687	—	34,687
Columbia Variable Portfolio—Income Opportunities Fund Class 2 Sub-Account (C76)	46,599	336,850	338,774	—	—	338,774	19	338,755
Columbia Variable Portfolio—Overseas Core Fund Class 1 Sub-Account (C37)	15,026	196,014	226,595	25	—	226,620	—	226,620
Columbia Variable Portfolio—Overseas Core Fund Class 2 Sub-Account (C58)	2,311	30,769	34,620	—	—	34,620	—	34,620
Columbia Variable Portfolio—Large Cap Growth Fund Class 1 Sub-Account (C59)	28,853	288,981	1,094,956	—	—	1,094,956	1,223	1,093,733
Columbia Variable Portfolio—Large Cap Growth Fund Class 2 Sub-Account (C60)	18,834	241,114	694,026	36	—	694,062	—	694,062
Columbia Variable Portfolio—Select Mid Cap Value Fund Class 1 Sub-Account (C66)	11,785	173,796	434,627	—	—	434,627	15	434,612
Columbia Variable Portfolio—Large Cap Index Fund Class 2 Sub-Account (C68)	30,050	355,861	1,149,127	666	—	1,149,793	—	1,149,793
Columbia Variable Portfolio—Small Cap Value Fund Class 1 Sub-Account (C39)	7,453	125,964	154,654	—	—	154,654	—	154,654
Columbia Variable Portfolio—Small Cap Value Fund Class 2 Sub-Account (C71)	15,875	240,164	326,699	—	—	326,699	—	326,699
Columbia Variable Portfolio—Small Company Growth Fund Class 1 Sub-Account (C72)	5,410	96,984	131,941	—	—	131,941	—	131,941
Columbia Variable Portfolio—Strategic Income Fund Class 1 Sub-Account (151)	88,483	374,616	376,053	—	—	376,053	151	375,902
Columbia Variable Portfolio—Strategic Income Fund Class 2 Sub-Account (C73)	106,589	434,631	447,675	—	—	447,675	141	447,534
Columbia Variable Portfolio—U.S. Government Mortgage Fund Class 1 Sub-Account (C69)	21,985	227,062	227,326	20	—	227,346	—	227,346
Columbia Variable Portfolio—U.S. Government Mortgage Fund Class 2 Sub-Account (C70)	83,962	886,433	865,648	—	—	865,648	1,691	863,957
Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8)	1,643	17,390	30,963	—	—	30,963	—	30,963
Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97)	36,158	754,295	913,720	—	—	913,720	95	913,625
Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28)	7,241	287,337	562,061	—	—	562,061	—	562,061
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	3,506	31,020	37,405	—	—	37,405	—	37,405
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	5,599	377,540	496,243	—	—	496,243	1,968	494,275
Invesco V.I. Core Equity Fund I Sub-Account (A39)	10,057	333,066	380,051	—	—	380,051	1,756	378,295
Invesco V.I. International Growth Fund I Sub-Account (A21)	9,859	367,705	408,276	1,258	—	409,534	—	409,534
MFS VIT I Growth Series Service Class Sub-Account (M80)	14,064	668,217	1,051,166	—	—	1,051,166	2,139	1,049,027
MFS VIT I Growth Series Initial Class Sub-Account (M31)	28,964	1,433,900	2,298,578	1,189	—	2,299,767	400	2,299,367
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	21,291	407,663	576,336	—	—	576,336	2	576,334
MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10)	10,081	288,025	443,282	36	—	443,318	—	443,318
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	20,616	357,817	409,021	—	—	409,021	—	409,021
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	402	5,364	5,480	—	—	5,480	—	5,480
MFS VIT I Research Series Initial Class Sub-Account (M33)	10,490	311,991	404,800	—	—	404,800	—	404,800
Rydex VT NASDAQ-100 Fund Sub-Account (R03)	5,505	226,397	401,224	—	—	401,224	—	401,224
Wanger International Sub-Account (W39)	11,866	288,833	387,075	—	—	387,075	—	387,075
Wanger Select Fund Sub-Account (W41)	34,265	620,847	661,321	1,328	—	662,649	—	662,649
Wanger USA Sub-Account (W42)	45,684	1,003,206	1,175,903	—	—	1,175,903	1	1,175,902

[1]	This Sub-Account is active at December 31, 2021 but has had zero balance for more than five years. Therefore, this Sub-Account is only disclosed in the Statement of Assets and Liabilities.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
AL1	—	$—	$—	$—
A70	12,554	280,762	—	280,762
AG9	2,646	123,208	—	123,208
A71	18,539	652,851	—	652,851
AC4	—	—	—	—
AL4	9,674	138,452	970	139,422
AC5	6,113	85,195	—	85,195
AM2	4,268	103,077	410	103,487
A51	9,207	489,367	—	489,367
C75	323,295	2,946,982	31,368	2,978,350
C25	49,983	1,128,351	3,521	1,131,872
C49	28,440	577,902	49,582	627,484
C36	2,554	34,687	—	34,687
C76	25,424	320,240	18,515	338,755
C37	15,766	225,879	741	226,620
C58	2,474	34,620	—	34,620
C59	25,183	1,038,353	55,380	1,093,733
C60	16,399	669,189	24,873	694,062
C66	16,429	426,095	8,517	434,612
C68	32,663	1,143,809	5,984	1,149,793
C39	2,743	154,654	—	154,654
C71	6,015	326,699	—	326,699
C72	759	131,941	—	131,941
151	10,068	374,252	1,650	375,902
C73	12,582	414,635	32,899	447,534
C69	20,295	226,754	592	227,346
C70	79,315	814,791	49,166	863,957
FD8	633	30,963	—	30,963
F97	28,565	871,468	42,157	913,625
F28	11,051	562,061	—	562,061
T21	1,490	37,405	—	37,405
V15	13,324	444,436	49,839	494,275
A39	12,796	333,847	44,448	378,295
A21	14,911	407,657	1,877	409,534
M80	12,905	994,859	54,168	1,049,027

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2021

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
M31	26,872	$2,293,383	$5,984	$2,299,367
MB3	22,024	575,388	946	576,334
M10	13,732	418,011	25,307	443,318
M42	10,358	409,021	—	409,021
M06	244	5,480	—	5,480
M33	6,883	404,800	—	404,800
R03	16,002	401,224	—	401,224
W39	9,646	387,075	—	387,075
W41	11,813	634,206	28,443	662,649
W42	18,545	1,175,502	400	1,175,902

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	A70 Sub-Account	AG9 Sub-Account	A71 Sub-Account
Income:
Dividend income	$—	$944	$4,022
Expenses:
Mortality and expense risk charges	(3,259)	(1,420)	(7,907)
Distribution and administrative expense charges	(393)	(171)	(954)

Net investment income (loss)	(3,652)	(647)	(4,839)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,419	378	13,802
Realized gain distributions	32,013	—	—

Net realized gains (losses)	37,432	378	13,802

Net change in unrealized appreciation (depreciation)	15,919	26,244	136,639

Net realized and change in unrealized gains (losses)	53,351	26,622	150,441

Net increase (decrease) in net assets from operations	$49,699	$25,975	$145,602

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	AL4	AC5	AM2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,244	$1,132	$—
Expenses:
Mortality and expense risk charges	(1,785)	(1,074)	(1,306)
Distribution and administrative expense charges	(214)	(129)	(157)

Net investment income (loss)	245	(71)	(1,463)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(478)	(117)	9,841
Realized gain distributions	3,972	2,417	9,660

Net realized gains (losses)	3,494	2,300	19,501

Net change in unrealized appreciation (depreciation)	(7,861)	(4,873)	(11,603)

Net realized and change in unrealized gains (losses)	(4,367)	(2,573)	7,898

Net increase (decrease) in net assets from operations	$(4,122)	$(2,644)	$6,435

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	A51	C75	C25
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$647	$—
Expenses:
Mortality and expense risk charges	(6,934)	(39,620)	(13,414)
Distribution and administrative expense charges	(834)	(4,714)	(1,604)

Net investment income (loss)	(7,768)	(43,687)	(15,018)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,790	—	61,661
Realized gain distributions	161,287	—	—

Net realized gains (losses)	163,077	—	61,661

Net change in unrealized appreciation (depreciation)	(194,002)	—	186,615

Net realized and change in unrealized gains (losses)	(30,925)	—	248,276

Net increase (decrease) in net assets from operations	$(38,693)	$(43,687)	$233,258

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C49	C36	C76
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$3,105	$29,982
Expenses:
Mortality and expense risk charges	(7,518)	(426)	(4,211)
Distribution and administrative expense charges	(818)	(52)	(471)

Net investment income (loss)	(8,336)	2,627	25,300

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	83,041	(82)	(2,061)
Realized gain distributions	—	—	—

Net realized gains (losses)	83,041	(82)	(2,061)

Net change in unrealized appreciation (depreciation)	54,933	(1,513)	(14,134)

Net realized and change in unrealized gains (losses)	137,974	(1,595)	(16,195)

Net increase (decrease) in net assets from operations	$129,638	$1,032	$9,105

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C37	C58	C59
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,007	$376	$—
Expenses:
Mortality and expense risk charges	(2,964)	(427)	(12,992)
Distribution and administrative expense charges	(356)	(52)	(1,462)

Net investment income (loss)	(313)	(103)	(14,454)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,987	182	93,798
Realized gain distributions	4,807	708	—

Net realized gains (losses)	8,794	890	93,798

Net change in unrealized appreciation (depreciation)	10,937	1,833	170,889

Net realized and change in unrealized gains (losses)	19,731	2,723	264,687

Net increase (decrease) in net assets from operations	$19,418	$2,620	$250,233

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C60	C66	C68
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—
Expenses:
Mortality and expense risk charges	(7,906)	(5,149)	(13,390)
Distribution and administrative expense charges	(916)	(607)	(1,588)

Net investment income (loss)	(8,822)	(5,756)	(14,978)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	48,281	63,631	115,327
Realized gain distributions	—	—	—

Net realized gains (losses)	48,281	63,631	115,327

Net change in unrealized appreciation (depreciation)	109,004	51,792	150,981

Net realized and change in unrealized gains (losses)	157,285	115,423	266,308

Net increase (decrease) in net assets from operations	$148,463	$109,667	$251,330

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C39	C71	C72
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,095	$1,645	$—
Expenses:
Mortality and expense risk charges	(1,985)	(3,997)	(1,789)
Distribution and administrative expense charges	(239)	(482)	(216)

Net investment income (loss)	(1,129)	(2,834)	(2,005)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,827	8,800	1,211
Realized gain distributions	—	—	23,609

Net realized gains (losses)	9,827	8,800	24,820

Net change in unrealized appreciation (depreciation)	27,282	65,801	(28,602)

Net realized and change in unrealized gains (losses)	37,109	74,601	(3,782)

Net increase (decrease) in net assets from operations	$35,980	$71,767	$(5,787)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	151	C73	C69
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$20,884	$24,708	$4,898
Expenses:
Mortality and expense risk charges	(4,816)	(5,884)	(2,967)
Distribution and administrative expense charges	(577)	(657)	(352)

Net investment income (loss)	15,491	18,167	1,579

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,255)	4,815	517
Realized gain distributions	—	—	3,801

Net realized gains (losses)	(1,255)	4,815	4,318

Net change in unrealized appreciation (depreciation)	(11,406)	(21,585)	(11,293)

Net realized and change in unrealized gains (losses)	(12,661)	(16,770)	(6,975)

Net increase (decrease) in net assets from operations	$2,830	$1,397	$(5,396)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	C70	FD8	F97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$15,910	$35	$14,687
Expenses:
Mortality and expense risk charges	(11,237)	(353)	(11,176)
Distribution and administrative expense charges	(1,268)	(43)	(1,282)

Net investment income (loss)	3,405	(361)	2,229

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	13,199	638	32,643
Realized gain distributions	14,057	2,660	100,746

Net realized gains (losses)	27,256	3,298	133,389

Net change in unrealized appreciation (depreciation)	(52,626)	2,796	49,946

Net realized and change in unrealized gains (losses)	(25,370)	6,094	183,335

Net increase (decrease) in net assets from operations	$(21,965)	$5,733	$185,564

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	F28	T21	V15
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$456	$—
Expenses:
Mortality and expense risk charges	(7,012)	(612)	(6,298)
Distribution and administrative expense charges	(846)	(74)	(675)

Net investment income (loss)	(7,858)	(230)	(6,973)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	43,150	5,447	88,970
Realized gain distributions	50,869	1,046	57,167

Net realized gains (losses)	94,019	6,493	146,137

Net change in unrealized appreciation (depreciation)	(32,502)	(9,566)	(84,733)

Net realized and change in unrealized gains (losses)	61,517	(3,073)	61,404

Net increase (decrease) in net assets from operations	$53,659	$(3,303)	$54,431

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	A39	A21	M80
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,355	$5,389	$—
Expenses:
Mortality and expense risk charges	(4,675)	(5,273)	(12,223)
Distribution and administrative expense charges	(494)	(634)	(1,388)

Net investment income (loss)	(2,814)	(518)	(13,611)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,961	30,968	41,529
Realized gain distributions	8,066	28,458	142,486

Net realized gains (losses)	13,027	59,426	184,015

Net change in unrealized appreciation (depreciation)	76,029	(40,409)	22,407

Net realized and change in unrealized gains (losses)	89,056	19,017	206,422

Net increase (decrease) in net assets from operations	$86,242	$18,499	$192,811

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M31	MB3		M10
	Sub-Account	Sub-Account		Sub-Account
Income:
Dividend income	$—	ı	$175	$1,716
Expenses:
Mortality and expense risk charges	(27,541)		(6,744)	(5,143)
Distribution and administrative expense charges	(3,296)		(812)	(582)

Net investment income (loss)	(30,837)		(7,381)	(4,009)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	173,121		16,133	15,740
Realized gain distributions	303,836		72,516	13,134

Net realized gains (losses)	476,957		88,649	28,874

Net change in unrealized appreciation (depreciation)	(5,548)		35,433	65,498

Net realized and change in unrealized gains (losses)	471,409		124,082	94,372

Net increase (decrease) in net assets from operations	$440,572		$116,701	$90,363

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	M42	M06	M33
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$148	$2,069
Expenses:
Mortality and expense risk charges	(5,512)	(72)	(4,777)
Distribution and administrative expense charges	(665)	(8)	(576)

Net investment income (loss)	(6,177)	68	(3,284)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,038	18	9,264
Realized gain distributions	78,956	—	21,675

Net realized gains (losses)	85,994	18	30,939

Net change in unrealized appreciation (depreciation)	(78,318)	(225)	51,319

Net realized and change in unrealized gains (losses)	7,676	(207)	82,258

Net increase (decrease) in net assets from operations	$1,499	$(139)	$78,974

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

	R03	W39	W41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$2,049	$—
Expenses:
Mortality and expense risk charges	(4,485)	(4,692)	(8,808)
Distribution and administrative expense charges	(541)	(565)	(1,021)

Net investment income (loss)	(5,026)	(3,208)	(9,829)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	4,735	7,938	40,328
Realized gain distributions	27,944	5,641	72,460

Net realized gains (losses)	32,679	13,579	112,788

Net change in unrealized appreciation (depreciation)	49,734	50,384	(58,058)

Net realized and change in unrealized gains (losses)	82,413	63,963	54,730

Net increase (decrease) in net assets from operations	$77,387	$60,755	$44,901

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2021

W42
Sub-Account
Income:
Dividend income	$9,065
Expenses:
Mortality and expense risk charges	(15,122)
Distribution and administrative expense charges	(1,823)

Net investment income (loss)	(7,880)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,824
Realized gain distributions	38,855

Net realized gains (losses)	59,679

Net change in unrealized appreciation (depreciation)	44,202

Net realized and change in unrealized gains (losses)	103,881

Net increase (decrease) in net assets from operations	$96,001

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A70 Sub-Account		AG9 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(3,652)	$(2,019)	$(647)	$(90)
Net realized gains (losses)	37,432	26,710	378	(3,909)
Net change in unrealized appreciation (depreciation)	15,919	51,839	26,244	(1,104)

Increase (decrease) from operations	49,699	76,530	25,975	(5,103)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,717	—	22	—
Transfers between Sub-Accounts (including the Fixed Account), net	(709)	(13,770)	(22)	(20,630)
Withdrawals, surrenders, annuitizations and contract charges	(14,211)	(5,254)	(1,471)	(17,930)

Increase (decrease) from contract owner transactions	(13,203)	(19,024)	(1,471)	(38,560)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	(288)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	(288)

Total increase (decrease) in net assets	36,496	57,506	24,504	(43,951)
Net assets at beginning of year	244,266	186,760	98,704	142,655

Net assets at end of year	$280,762	$244,266	$123,208	$98,704

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A71 Sub-Account		AL4 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(4,839)	$(1,226)	$245	$2,986
Net realized gains (losses)	13,802	128,520	3,494	(341)
Net change in unrealized appreciation (depreciation)	136,639	(139,119)	(7,861)	4,034

Increase (decrease) from operations	145,602	(11,825)	(4,122)	6,679

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	41,027	102,735	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(9,813)	(8,628)	1,614	877
Withdrawals, surrenders, annuitizations and contract charges	(105,649)	(572,781)	(6,986)	(12,414)

Increase (decrease) from contract owner transactions	(74,435)	(478,674)	(5,372)	(11,537)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(176)	(1,247)
Transfers between Sub-Accounts, net	—	—	(67)	(69)
Adjustments to annuity reserves	—	—	3	(32)

Net annuitization activity	—	—	(240)	(1,348)

Total increase (decrease) in net assets	71,167	(490,499)	(9,734)	(6,206)
Net assets at beginning of year	581,684	1,072,183	149,156	155,362

Net assets at end of year	$652,851	$581,684	$139,422	$149,156

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	AC5 Sub-Account		AM2 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(71)	$1,582	$(1,463)	$(265)
Net realized gains (losses)	2,300	(1,119)	19,501	8,406
Net change in unrealized appreciation (depreciation)	(4,873)	5,267	(11,603)	16,677

Increase (decrease) from operations	(2,644)	5,730	6,435	24,818

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(1)	52,907	(2)	10,517
Withdrawals, surrenders, annuitizations and contract charges	(15)	(30,180)	(22,100)	(55)

Increase (decrease) from contract owner transactions	(16)	22,727	(22,102)	10,462

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,006)	—	—	—
Transfers between Sub-Accounts, net	—	—	(400)	(704)
Adjustments to annuity reserves	1,019	(42)	—	—

Net annuitization activity	13	(42)	(400)	(704)

Total increase (decrease) in net assets	(2,647)	28,415	(16,067)	34,576
Net assets at beginning of year	87,842	59,427	119,554	84,978

Net assets at end of year	$85,195	$87,842	$103,487	$119,554

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A51 Sub-Account		C54 Sub-Account[2]
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(7,768)	$(1,199)	$—	$14,497
Net realized gains (losses)	163,077	23,769	—	(53,617)
Net change in unrealized appreciation (depreciation)	(194,002)	201,510	—	(20,386)

Increase (decrease) from operations	(38,693)	224,080	—	(59,506)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,400	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	1,324	11,295	—	(730,150)
Withdrawals, surrenders, annuitizations and contract charges	(31,158)	(17,419)	—	(12,114)

Increase (decrease) from contract owner transactions	(28,434)	(6,124)	—	(742,264)

Annuitization Activity:
Annuitizations	(1,799)	—	—	—
Annuity payments and contract charges	465	(263)	—	(189)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	148	(51)	—	9

Net annuitization activity	(1,186)	(314)	—	(180)

Total increase (decrease) in net assets	(68,313)	217,642	—	(801,950)
Net assets at beginning of year	557,680	340,038	—	801,950

Net assets at end of year	$489,367	$557,680	$—	$—

[2]	Columbia Variable Portfolio—Asset Allocation Fund Class 1 Sub-Account (C54) was closed on April 24, 2020 due to merger.

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C55 Sub-Account[2]		C75 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$—	$12,550	$(43,687)	$(40,740)
Net realized gains (losses)	—	(21,265)	—	—
Net change in unrealized appreciation (depreciation)	—	(45,366)	—	—

Increase (decrease) from operations	—	(54,081)	(43,687)	(40,740)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	46,678	11,331
Transfers between Sub-Accounts (including the Fixed Account), net	—	(701,619)	106,553	1,241,095
Withdrawals, surrenders, annuitizations and contract charges	—	(197,133)	(553,059)	(562,506)

Increase (decrease) from contract owner transactions	—	(898,752)	(399,828)	689,920

Annuitization Activity:
Annuitizations	—	—	(439)	2,640
Annuity payments and contract charges	—	(708)	(10,937)	(43,806)
Transfers between Sub-Accounts, net	—	(70)	(687)	(1,632)
Adjustments to annuity reserves	—	658	(3,129)	8,879

Net annuitization activity	—	(120)	(15,192)	(33,919)

Total increase (decrease) in net assets	—	(952,953)	(458,707)	615,261
Net assets at beginning of year	—	952,953	3,437,057	2,821,796

Net assets at end of year	$—	$—	$2,978,350	$3,437,057

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C25 Sub-Account		C49 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(15,018)	$(13,724)	$(8,336)	$(7,529)
Net realized gains (losses)	61,661	150,846	83,041	35,677
Net change in unrealized appreciation (depreciation)	186,615	(150,109)	54,933	(37,264)

Increase (decrease) from operations	233,258	(12,987)	129,638	(9,116)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	9,218	85,658	57,191	2,377
Transfers between Sub-Accounts (including the Fixed Account), net	(5,504)	6,870	(4,952)	14,862
Withdrawals, surrenders, annuitizations and contract charges	(78,257)	(219,423)	(106,495)	(56,774)

Increase (decrease) from contract owner transactions	(74,543)	(126,895)	(54,256)	(39,535)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(14,765)	(5,177)	(16,495)	(3,005)
Transfers between Sub-Accounts, net	(1,202)	(1,015)	(8,964)	(8,408)
Adjustments to annuity reserves	651	360	(2)	(5)

Net annuitization activity	(15,316)	(5,832)	(25,461)	(11,418)

Total increase (decrease) in net assets	143,399	(145,714)	49,921	(60,069)
Net assets at beginning of year	988,473	1,134,187	577,563	637,632

Net assets at end of year	$1,131,872	$988,473	$627,484	$577,563

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C36 Sub-Account		C76 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$2,627	$1,043	$25,300	$10,082
Net realized gains (losses)	(82)	(5,357)	(2,061)	(64,279)
Net change in unrealized appreciation (depreciation)	(1,513)	3,953	(14,134)	67,528

Increase (decrease) from operations	1,032	(361)	9,105	13,331

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	10,447	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	(12,505)	3,666	(2,477)
Withdrawals, surrenders, annuitizations and contract charges	(514)	(291)	(14,234)	(317,689)

Increase (decrease) from contract owner transactions	(514)	(12,796)	(121)	(320,166)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(507)	(14,981)	(4,844)
Transfers between Sub-Accounts, net	—	—	(1,562)	(2,366)
Adjustments to annuity reserves	—	(4)	3	(4)

Net annuitization activity	—	(511)	(16,540)	(7,214)

Total increase (decrease) in net assets	518	(13,668)	(7,556)	(314,049)
Net assets at beginning of year	34,169	47,837	346,311	660,360

Net assets at end of year	$34,687	$34,169	$338,755	$346,311

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C37 Sub-Account		C58 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(313)	$615	$(103)	$13
Net realized gains (losses)	8,794	1,804	890	346
Net change in unrealized appreciation (depreciation)	10,937	15,525	1,833	1,964

Increase (decrease) from operations	19,418	17,944	2,620	2,323

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	7,048	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(291)	(272)	200	205
Withdrawals, surrenders, annuitizations and contract charges	(27,052)	(12,567)	230	(205)

Increase (decrease) from contract owner transactions	(27,343)	(5,791)	430	—

Annuitization Activity:
Annuitizations	—	—	(467)	—
Annuity payments and contract charges	—	(1,568)	106	(53)
Transfers between Sub-Accounts, net	(276)	(224)	—	—
Adjustments to annuity reserves	13	(47)	28	—

Net annuitization activity	(263)	(1,839)	(333)	(53)

Total increase (decrease) in net assets	(8,188)	10,314	2,717	2,270
Net assets at beginning of year	234,808	224,494	31,903	29,633

Net assets at end of year	$226,620	$234,808	$34,620	$31,903

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C59 Sub-Account		C60 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(14,454)	$(12,008)	$(8,822)	$(6,827)
Net realized gains (losses)	93,798	109,721	48,281	53,879
Net change in unrealized appreciation (depreciation)	170,889	158,167	109,004	97,104

Increase (decrease) from operations	250,233	255,880	148,463	144,156

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	8,270	—	36,470	19,524
Transfers between Sub-Accounts (including the Fixed Account), net	(5,809)	(6,893)	(3,211)	7,332
Withdrawals, surrenders, annuitizations and contract charges	(77,312)	(126,772)	(46,997)	(61,620)

Increase (decrease) from contract owner transactions	(74,851)	(133,665)	(13,738)	(34,764)

Annuitization Activity:
Annuitizations	(1,418)	53,914	—	—
Annuity payments and contract charges	(37,990)	(13,055)	(3,047)	(2,432)
Transfers between Sub-Accounts, net	(775)	(630)	—	(2,590)
Adjustments to annuity reserves	408	(1,753)	—	(4)

Net annuitization activity	(39,775)	38,476	(3,047)	(5,026)

Total increase (decrease) in net assets	135,607	160,691	131,678	104,366
Net assets at beginning of year	958,126	797,435	562,384	458,018

Net assets at end of year	$1,093,733	$958,126	$694,062	$562,384

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C66 Sub-Account		C68 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(5,756)	$(5,285)	$(14,978)	$(12,500)
Net realized gains (losses)	63,631	191,267	115,327	48,195
Net change in unrealized appreciation (depreciation)	51,792	(164,146)	150,981	107,184

Increase (decrease) from operations	109,667	21,836	251,330	142,879

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	9,549	—	26,659	—
Transfers between Sub-Accounts (including the Fixed Account), net	(12,007)	(148)	(30,468)	(8,431)
Withdrawals, surrenders, annuitizations and contract charges	(81,884)	(328,601)	(89,791)	(42,103)

Increase (decrease) from contract owner transactions	(84,342)	(328,749)	(93,600)	(50,534)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(25,671)	(3,347)
Transfers between Sub-Accounts, net	(3,127)	(2,647)	—	(1,666)
Adjustments to annuity reserves	(3)	24	146	64

Net annuitization activity	(3,130)	(2,623)	(25,525)	(4,949)

Total increase (decrease) in net assets	22,195	(309,536)	132,205	87,396
Net assets at beginning of year	412,417	721,953	1,017,588	930,192

Net assets at end of year	$434,612	$412,417	$1,149,793	$1,017,588

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C39 Sub-Account		C71 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(1,129)	$(862)	$(2,834)	$(2,332)
Net realized gains (losses)	9,827	6,448	8,800	16,242
Net change in unrealized appreciation (depreciation)	27,282	(2,328)	65,801	6,360

Increase (decrease) from operations	35,980	3,258	71,767	20,270

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	8,946	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	3	(9,600)	(4,027)	(1,700)
Withdrawals, surrenders, annuitizations and contract charges	(23,125)	(1,143)	(7,708)	(11,726)

Increase (decrease) from contract owner transactions	(14,176)	(10,743)	(11,735)	(13,426)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(138)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(134)	(21)	—	—

Net annuitization activity	(134)	(159)	—	—

Total increase (decrease) in net assets	21,670	(7,644)	60,032	6,844
Net assets at beginning of year	132,984	140,628	266,667	259,823

Net assets at end of year	$154,654	$132,984	$326,699	$266,667

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C72 Sub-Account		151 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(2,005)	$(1,472)	$15,491	$8,035
Net realized gains (losses)	24,820	7,817	(1,255)	(8,832)
Net change in unrealized appreciation (depreciation)	(28,602)	53,729	(11,406)	19,576

Increase (decrease) from operations	(5,787)	60,074	2,830	18,779

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	8,990
Transfers between Sub-Accounts (including the Fixed Account), net	350	(2,899)	2,954	2,278
Withdrawals, surrenders, annuitizations and contract charges	(1,206)	(10,706)	(20,064)	(83,552)

Increase (decrease) from contract owner transactions	(856)	(13,605)	(17,110)	(72,284)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(991)	(1,466)
Transfers between Sub-Accounts, net	—	—	(754)	(770)
Adjustments to annuity reserves	—	—	875	20

Net annuitization activity	—	—	(870)	(2,216)

Total increase (decrease) in net assets	(6,643)	46,469	(15,150)	(55,721)
Net assets at beginning of year	138,584	92,115	391,052	446,773

Net assets at end of year	$131,941	$138,584	$375,902	$391,052

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C73 Sub-Account		C69 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$18,167	$10,276	$1,579	$2,826
Net realized gains (losses)	4,815	(44,550)	4,318	3,286
Net change in unrealized appreciation (depreciation)	(21,585)	56,388	(11,293)	3,330

Increase (decrease) from operations	1,397	22,114	(5,396)	9,442

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	12,584	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	10,672	5,415	2,331	1,059
Withdrawals, surrenders, annuitizations and contract charges	(79,923)	(443,620)	(9,457)	(40,355)

Increase (decrease) from contract owner transactions	(56,667)	(438,205)	(7,126)	(39,296)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(8,165)	(7,969)	(4,251)	(2,833)
Transfers between Sub-Accounts, net	(2,644)	(3,376)	(225)	(230)
Adjustments to annuity reserves	173	106	4,271	2,587

Net annuitization activity	(10,636)	(11,239)	(205)	(476)

Total increase (decrease) in net assets	(65,906)	(427,330)	(12,727)	(30,330)
Net assets at beginning of year	513,440	940,770	240,073	270,403

Net assets at end of year	$447,534	$513,440	$227,346	$240,073

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	C70 Sub-Account		FD8 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$3,405	$8,885	$(361)	$(288)
Net realized gains (losses)	27,256	15,171	3,298	708
Net change in unrealized appreciation (depreciation)	(52,626)	8,486	2,796	5,790

Increase (decrease) from operations	(21,965)	32,542	5,733	6,210

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	135,751	123,870	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	40,574	23,459	—	—
Withdrawals, surrenders, annuitizations and contract charges	(256,910)	(243,497)	(616)	(488)

Increase (decrease) from contract owner transactions	(80,585)	(96,168)	(616)	(488)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(13,627)	(8,753)	—	—
Transfers between Sub-Accounts, net	(4,412)	(13,418)	—	—
Adjustments to annuity reserves	170	12	—	—

Net annuitization activity	(17,869)	(22,159)	—	—

Total increase (decrease) in net assets	(120,419)	(85,785)	5,117	5,722
Net assets at beginning of year	984,376	1,070,161	25,846	20,124

Net assets at end of year	$863,957	$984,376	$30,963	$25,846

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	F97 Sub-Account		F28 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$2,229	$2,253	$(7,858)	$(5,880)
Net realized gains (losses)	133,389	25,845	94,019	65,063
Net change in unrealized appreciation (depreciation)	49,946	27,845	(32,502)	164,591

Increase (decrease) from operations	185,564	55,943	53,659	223,774

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	63,141	55,351	15,900	—
Transfers between Sub-Accounts (including the Fixed Account), net	(19,190)	38,113	(272)	(35,494)
Withdrawals, surrenders, annuitizations and contract charges	(282,559)	(111,052)	(42,691)	(23,309)

Increase (decrease) from contract owner transactions	(238,608)	(17,588)	(27,063)	(58,803)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(4,918)	(3,823)	—	—
Transfers between Sub-Accounts, net	(3,387)	(6,435)	—	—
Adjustments to annuity reserves	8	5,276	—	—

Net annuitization activity	(8,297)	(4,982)	—	—

Total increase (decrease) in net assets	(61,341)	33,373	26,596	164,971
Net assets at beginning of year	974,966	941,593	535,465	370,494

Net assets at end of year	$913,625	$974,966	$562,061	$535,465

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	T21 Sub-Account		V15 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(230)	$1,125	$(6,973)	$(6,389)
Net realized gains (losses)	6,493	1,217	146,137	109,592
Net change in unrealized appreciation (depreciation)	(9,566)	4,466	(84,733)	73,649

Increase (decrease) from operations	(3,303)	6,808	54,431	176,852

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	7,005	—	2,468	—
Transfers between Sub-Accounts (including the Fixed Account), net	24	—	1,611	5,802
Withdrawals, surrenders, annuitizations and contract charges	(16,809)	(93)	(133,630)	(120,020)

Increase (decrease) from contract owner transactions	(9,780)	(93)	(129,551)	(114,218)

Annuitization Activity:
Annuitizations	—	—	(2,655)	56,581
Annuity payments and contract charges	—	—	(6,643)	(6,863)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	318	(2,198)

Net annuitization activity	—	—	(8,980)	47,520

Total increase (decrease) in net assets	(13,083)	6,715	(84,100)	110,154
Net assets at beginning of year	50,488	43,773	578,375	468,221

Net assets at end of year	$37,405	$50,488	$494,275	$578,375

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	A39 Sub-Account		A21 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(2,814)	$(334)	$(518)	$3,390
Net realized gains (losses)	13,027	107,786	59,426	61,368
Net change in unrealized appreciation (depreciation)	76,029	(68,458)	(40,409)	(16,834)

Increase (decrease) from operations	86,242	38,994	18,499	47,924

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	19,754	347	21,365	38,557
Transfers between Sub-Accounts (including the Fixed Account), net	(6,908)	1,804	5,358	497
Withdrawals, surrenders, annuitizations and contract charges	(80,344)	(97,799)	(62,637)	(114,766)

Increase (decrease) from contract owner transactions	(67,498)	(95,648)	(35,914)	(75,712)

Annuitization Activity:
Annuitizations	(1,263)	44,528	—	—
Annuity payments and contract charges	(5,756)	(5,165)	(1,233)	(1,134)
Transfers between Sub-Accounts, net	—	—	—	(120)
Adjustments to annuity reserves	(48)	(1,633)	27	60

Net annuitization activity	(7,067)	37,730	(1,206)	(1,194)

Total increase (decrease) in net assets	11,677	(18,924)	(18,621)	(28,982)
Net assets at beginning of year	366,618	385,542	428,155	457,137

Net assets at end of year	$378,295	$366,618	$409,534	$428,155

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M80 Sub-Account		M31 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(13,611)	$(11,614)	$(30,837)	$(26,686)
Net realized gains (losses)	184,015	167,456	476,957	320,989
Net change in unrealized appreciation (depreciation)	22,407	64,108	(5,548)	230,791

Increase (decrease) from operations	192,811	219,950	440,572	525,094

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,243	—	13,531	21,844
Transfers between Sub-Accounts (including the Fixed Account), net	(5,246)	(24,995)	(3,278)	7,858
Withdrawals, surrenders, annuitizations and contract charges	(39,756)	(156,928)	(217,874)	(278,374)

Increase (decrease) from contract owner transactions	(42,759)	(181,923)	(207,621)	(248,672)

Annuitization Activity:
Annuitizations	(3,097)	58,271	(3,742)	—
Annuity payments and contract charges	(6,869)	(7,005)	(22,712)	(5,821)
Transfers between Sub-Accounts, net	—	(25)	(1,626)	(1,408)
Adjustments to annuity reserves	137	(2,096)	1,042	635

Net annuitization activity	(9,829)	49,145	(27,038)	(6,594)

Total increase (decrease) in net assets	140,223	87,172	205,913	269,828
Net assets at beginning of year	908,804	821,632	2,093,454	1,823,626

Net assets at end of year	$1,049,027	$908,804	$2,299,367	$2,093,454

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	MB3 Sub-Account		M10 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(7,381)	$(4,970)	$(4,009)	$(3,806)
Net realized gains (losses)	88,649	47,036	28,874	160,721
Net change in unrealized appreciation (depreciation)	35,433	41,957	65,498	(103,044)

Increase (decrease) from operations	116,701	84,023	90,363	53,871

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	5,785	—	9,386	492
Transfers between Sub-Accounts (including the Fixed Account), net	(6,073)	7,386	(7,321)	(3,873)
Withdrawals, surrenders, annuitizations and contract charges	(34,179)	(15,598)	(25,501)	(430,531)

Increase (decrease) from contract owner transactions	(34,467)	(8,212)	(23,436)	(433,912)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(3,078)	(2,418)
Transfers between Sub-Accounts, net	(900)	(2,447)	—	—
Adjustments to annuity reserves	2	(23)	1	(4)

Net annuitization activity	(898)	(2,470)	(3,077)	(2,422)

Total increase (decrease) in net assets	81,336	73,341	63,850	(382,463)
Net assets at beginning of year	494,998	421,657	379,468	761,931

Net assets at end of year	$576,334	$494,998	$443,318	$379,468

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M42 Sub-Account		M06 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(6,177)	$(4,345)	$68	$125
Net realized gains (losses)	85,994	34,618	18	30
Net change in unrealized appreciation (depreciation)	(78,318)	97,172	(225)	256

Increase (decrease) from operations	1,499	127,445	(139)	411

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	1,604	7,585	(1)	—
Withdrawals, surrenders, annuitizations and contract charges	(18,195)	(3,485)	—	—

Increase (decrease) from contract owner transactions	(16,591)	4,100	(1)	—

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	(238)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	17	(47)

Net annuitization activity	—	—	17	(285)

Total increase (decrease) in net assets	(15,092)	131,545	(123)	126
Net assets at beginning of year	424,113	292,568	5,603	5,477

Net assets at end of year	$409,021	$424,113	$5,480	$5,603

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	M33 Sub-Account		R03 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(3,284)	$(2,206)	$(5,026)	$(2,924)
Net realized gains (losses)	30,939	38,769	32,679	33,127
Net change in unrealized appreciation (depreciation)	51,319	10,623	49,734	67,963

Increase (decrease) from operations	78,974	47,186	77,387	98,166

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	4,192	77,228	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	18	(252)	(846)	(978)
Withdrawals, surrenders, annuitizations and contract charges	(30,086)	(131,271)	(3,580)	(2,847)

Increase (decrease) from contract owner transactions	(25,876)	(54,295)	(4,426)	(3,825)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(124)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	(124)	—	—

Total increase (decrease) in net assets	53,098	(7,233)	72,961	94,341
Net assets at beginning of year	351,702	358,935	328,263	233,922

Net assets at end of year	$404,800	$351,702	$401,224	$328,263

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	W39 Sub-Account		W41 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(3,208)	$2,072	$(9,829)	$(4,590)
Net realized gains (losses)	13,579	34,639	112,788	59,835
Net change in unrealized appreciation (depreciation)	50,384	(924)	(58,058)	122,517

Increase (decrease) from operations	60,755	35,787	44,901	177,762

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	30,835	37,912	32,657	—
Transfers between Sub-Accounts (including the Fixed Account), net	(4,019)	(8,925)	4,336	33,711
Withdrawals, surrenders, annuitizations and contract charges	(85,440)	(474,932)	(319,554)	(33,901)

Increase (decrease) from contract owner transactions	(58,624)	(445,945)	(282,561)	(190)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(5,085)	(4,056)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	57	244

Net annuitization activity	—	—	(5,028)	(3,812)

Total increase (decrease) in net assets	2,131	(410,158)	(242,688)	173,760
Net assets at beginning of year	384,944	795,102	905,337	731,577

Net assets at end of year	$387,075	$384,944	$662,649	$905,337

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	W42 Sub-Account
	December 31, 2021	December 31, 2020
Operations:
Net investment income (loss)	$(7,880)	$(15,241)
Net realized gains (losses)	59,679	(70,778)
Net change in unrealized appreciation (depreciation)	44,202	331,984

Increase (decrease) from operations	96,001	245,965

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	57,094	28,906
Transfers between Sub-Accounts (including the Fixed Account), net	6,858	(39,890)
Withdrawals, surrenders, annuitizations and contract charges	(236,083)	(539,301)

Increase (decrease) from contract owner transactions	(172,131)	(550,285)

Annuitization Activity:
Annuitizations	—	—
Annuity payments and contract charges	—	(287)
Transfers between Sub-Accounts, net	(413)	(729)
Adjustments to annuity reserves	—	—

Net annuitization activity	(413)	(1,016)

Total increase (decrease) in net assets	(76,543)	(305,336)
Net assets at beginning of year	1,252,445	1,557,781

Net assets at end of year	$1,175,902	$1,252,445

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2021

1. BUSINESS AND ORGANIZATION

Keyport Benefit Life (“KBL”) Variable Account A (the “Variable Account”) is a separate account of Delaware Life Insurance Company of New York (the “Sponsor”), and was established as a funding vehicle for the variable portion of New York Keyport Advisor contracts, New York Keyport Advisor Vista contracts, New York Keyport Vista contracts, New York Keyport Charter contracts, New York Keyport Advisor Charter contracts, New York Keyport Optima contracts, New York Keyport Advisor Optima contracts, New York Keyport Latitude contracts and certain other group and individual variable annuity contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in investments of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes, merged, closed, or commenced during the current year.

There were no commencements of Sub-Accounts held by the contract owners of the Variable Account commenced within the past five years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2021. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2021 noting that there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2021, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2021. There were no transfers between levels during the year ended December 31, 2021.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related-party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds’ average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations. As of December 31, 2021, the deduction is at an effective annual rate of 1.25% of average separate account assets.

Distribution charges

A daily deduction from the Variable Account is made for distribution costs incurred by the Sponsor at an effective annual rate of 0.15% of contract value for New York Keyport Advisor Variable Annuity, New York Keyport Advisor Charter Variable Annuity, New York Keyport Advisor Optima Variable Annuity, New York Keyport Charter Variable Annuity, New York Keyport Optima Variable Annuity, New York Keyport Latitude Variable Annuity, New York Keyport Advisor Vista and New York Keyport Vista Variable Annuity. These charges are reflected in the Statements of Operations as a component of “Distribution and administrative expense charges”. There are no distribution charge deductions from the Variable Account for New York Keyport Advisor Variable Annuity contracts during the annuity period.

Administrative expense charges

Each year on the account anniversary date, an account administration fee of $36 is deducted from the contract owner’s account in the case of New York Keyport Advisor, New York Keyport Advisor Charter, New York Keyport Advisor Optima, New York Keyport Charter, New York Keyport Optima and New York Keyport Latitude to reimburse the Sponsor for certain administrative expenses. These charges are reflected in the Statements of Operations as a component of “Distribution and administrative expense charges”.

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) is deducted based on a graded table of charges for New York Keyport Advisor, New York Keyport Advisor Charter, New York Keyport Advisor Optima, New York Keyport Charter, New York Keyport Optima and New York Keyport Latitude if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is deducted from the Sub-Account and the Fixed Account in the same manner as the amount withdrawn. These charges are reflected in the Statements of Changes in Net Assets as a component of “Withdrawals, surrenders, annuitizations and contract charges”.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the certificate value upon full surrender (including surrender for the death benefit) or annuitization. The certificate value is the sum of the variable account value and the fixed account value under the policyholder’s certificates.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Determined at issue, annuity reserves are calculated using the Annuity 2000 Table or 2012 Individual Annuitant Mortality Table and an assumed interest rate of 3.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% or 5.0%. The mortality tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 were as follows:

	Purchases	Sales
A70	$33,720	$18,562
AG9	944	3,062
A71	45,306	124,580
AL4	7,808	9,159
AC5	3,548	2,224
AM2	9,677	23,983
A51	166,467	42,716
C75	182,978	637,940
C25	10,485	115,919
C49	58,705	146,756
C36	3,105	1,083
C76	44,395	35,759
C37	9,413	32,538
C58	2,073	1,399
C59	10,973	140,588
C60	37,184	62,795
C66	11,175	104,400
C68	26,461	160,710
C39	10,035	25,948
C71	3,719	18,288
C72	23,956	3,208
151	24,095	27,706
C73	47,262	96,572
C69	11,001	17,223
C70	201,348	282,519
FD8	2,695	1,012
F97	177,074	321,018
F28	74,732	58,784
T21	8,500	17,464
V15	67,151	156,037
A39	31,877	101,141
A21	62,182	72,012
M80	152,367	76,217
M31	323,623	285,309
MB3	78,674	49,036
M10	24,212	41,600
M42	80,946	24,758
M06	148	688
M33	28,410	35,895
R03	28,043	9,551
W39	41,309	97,500
W41	109,358	334,372
W42	113,744	255,313

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2021 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	88	737	(649)
AG9	1,898	1,931	(33)
A71	1,288	3,574	(2,286)
AL4	131	511	(380)
AC5	—	70	(70)
AM2	1	984	(983)
A51	123	638	(515)
C75	23,567	67,733	(44,166)
C25	608	4,946	(4,338)
C49	2,878	6,928	(4,050)
C36	—	46	(46)
C76	1,127	2,384	(1,257)
C37	171	2,121	(1,950)
C58	82	77	5
C59	347	3,181	(2,834)
C60	1,025	1,446	(421)
C66	519	4,435	(3,916)
C68	903	4,741	(3,838)
C39	164	437	(273)
C71	40	262	(222)
C72	7	12	(5)
151	124	637	(513)
C73	669	2,557	(1,888)
C69	207	1,213	(1,006)
C70	15,695	24,418	(8,723)
FD8	—	15	(15)
F97	2,241	11,142	(8,901)
F28	476	1,019	(543)
T21	267	647	(380)
V15	314	4,210	(3,896)
A39	811	3,642	(2,831)
A21	1,049	2,458	(1,409)
M80	165	851	(686)
M31	1,800	4,720	(2,920)
MB3	248	1,671	(1,423)
M10	348	1,279	(931)
M42	52	453	(401)
M06	—	27	(27)
M33	107	584	(477)
R03	6	213	(207)
W39	962	2,555	(1,593)
W41	676	5,725	(5,049)
W42	1,083	3,751	(2,668)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	3,887	4,529	(642)
AG9	45	1,288	(1,243)
A71	5,956	23,920	(17,964)
AL4	117	1,004	(887)
AC5	3,990	2,185	1,805
AM2	539	57	482
A51	541	591	(50)
C54	183	12,451	(12,268)
C55	3,034	18,225	(15,191)
C75	214,709	146,989	67,720
C25	20,352	28,232	(7,880)
C49	1,810	5,017	(3,207)
C36	22	1,220	(1,198)
C76	465	26,830	(26,365)
C37	1,227	1,743	(516)
C58	156	148	8
C59	1,821	4,758	(2,937)
C60	1,379	2,714	(1,335)
C66	2,033	19,458	(17,425)
C68	520	2,767	(2,247)
C39	20	443	(423)
C71	256	526	(270)
C72	3	96	(93)
151	351	2,525	(2,174)
C73	417	13,839	(13,422)
C69	348	4,118	(3,770)
C70	19,412	30,347	(10,935)
FD8	—	15	(15)
F97	5,484	6,204	(720)
F28	1	1,716	(1,715)
T21	—	4	(4)
V15	2,707	5,009	(2,302)
A39	2,405	5,192	(2,787)
A21	7,643	10,955	(3,312)
M80	1,052	3,395	(2,343)
M31	1,837	5,797	(3,960)
MB3	635	1,255	(620)
M10	624	18,979	(18,355)
M42	396	292	104
M06	—	72	(72)
M33	8,566	9,844	(1,278)
R03	9	312	(303)
W39	2,870	17,814	(14,944)
W41	844	997	(153)
W42	1,891	13,003	(11,112)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
A70
2021	12,554	$22.3633			$280,762	—%	1.39%			20.88%
2020	13,203	18.5005			244,266	0.44	1.39			37.16
2019	13,845	13.9093	to	13.4885	186,760	0.16	1.24	to	1.39	28.18	to	27.99
2018	21,860	10.8513	to	10.5387	230,390	—	1.24	to	1.39	(11.10)	to	(11.23)
2017	25,310	12.2062	to	11.8725	301,286	0.27	1.24	to	1.39	34.62	to	34.42
AG9
2021	2,646	46.5710			123,208	0.82		1.39			26.39
2020	2,679	36.8477			98,704	1.31		1.39			1.30
2019	3,922	36.3753			142,655	1.13		1.39			22.20
2018	7,823	29.7663			232,803	0.99		1.39			(6.92)
2017	8,736	31.9788			279,308	1.46		1.39			17.29
A71
2021	18,539	35.2151			652,851	0.63		1.39			26.07
2020	20,825	27.9324			581,684	1.20		1.39			1.05
2019	38,789	27.6411	to	26.6197	1,072,183	1.03		1.39			21.90
2018	41,004	22.6745	to	21.8365	929,877	0.75		1.39			(7.15)
2017	44,454	24.4212	to	22.9556	1,084,688	1.22		1.39		16.96	to	17.95
AL4
2021	9,674	14.7173	to	14.4188	139,422	1.56	1.24	to	1.39	(2.67)	to	(2.81)
2020	10,054	15.1209	to	14.8364	149,156	3.35	1.24	to	1.39	4.65	to	4.49
2019	10,941	14.4497	to	14.1991	155,362	2.91	1.24	to	1.39	6.87	to	6.71
2018	12,179	13.5210	to	13.3064	162,083	1.27	1.24	to	1.39	(1.95)	to	(2.10)
2017	13,988	13.7898	to	13.5914	190,669	3.23	1.24	to	1.39	2.24	to	2.09
AC5
2021	6,113	14.2259	to	13.9374	85,195	1.31	1.24	to	1.39	(2.85)	to	(3.00)
2020	6,183	14.6436	to	14.3681	87,842	3.27	1.24	to	1.39	4.34	to	4.18
2019	4,378	14.0349	to	13.7915	59,427	2.66	1.24	to	1.39	6.66	to	6.50
2018	4,570	13.1582	to	12.9493	58,272	0.97	1.24	to	1.39	(2.24)	to	(2.39)
2017	4,765	13.4598	to	13.2661	62,753	3.02	1.24	to	1.39	2.00	to	1.85
AM2
2021	4,268	25.0416	to	24.2468	103,487	—	1.24	to	1.39	6.68	to	6.52
2020	5,251	23.4745	to	22.7635	119,554	1.10	1.24	to	1.39	28.00	to	27.81
2019	4,769	18.3396	to	17.8108	84,978	0.28	1.24	to	1.39	25.66	to	25.47
2018	4,996	14.5944	to	14.1948	71,445	0.40	1.24	to	1.39	(18.62)	to	(18.75)
2017	6,751	17.9343	to	17.4696	118,005	0.89	1.24	to	1.39	32.98	to	32.78
AL8[5]
2018	555	45.8272			25,418	1.99	1.39			(5.46)
2017	635	48.4753			30,767	1.72	1.39			5.07

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
A51
2021	9,207	$54.8054	to	$53.1495	$489,367	—%	1.24%	to	1.39%	(7.22%)	to	(7.36%)
2020	9,722	59.0701	to	57.3712	557,680	1.11	1.24	to	1.39	65.09	to	64.84
2019	9,772	35.7813	to	34.8044	340,038	—	1.24	to	1.39	27.74	to	27.55
2018	12,100	28.0107	to	27.2867	331,414	—	1.24	to	1.39	0.18	to	0.03
2017	13,309	27.9612	to	27.2795	363,409	—	1.24	to	1.39	27.15	to	26.96
C54[6]
2019	12,268	68.8556	to	65.3306	801,950	1.95	1.24	to	1.39	19.64	to	19.46
2018	15,052	57.5520	to	21.5745	823,489	1.41	1.24	to	1.39	(5.71)	to	(5.85)
2017	17,740	61.0368	to	22.9153	1,028,884	1.58	1.24	to	1.39	14.20	to	14.03
C55[7]
2019	15,191	66.1081	to	24.7448	952,953	1.76	1.24	to	1.39	19.38	to	19.20
2018	18,046	55.3781	to	20.7595	937,308	1.24	1.24	to	1.39	(5.98)	to	(6.12)
2017	20,788	58.9025	to	22.1140	1,151,608	1.41	1.24	to	1.39	13.95	to	13.78
C75
2021	323,295	9.3594	to	9.2385	2,978,350	0.02	1.24	to	1.39	(1.21)	to	(1.36)
2020	367,461	9.4744	to	9.3660	3,437,057	0.25	1.24	to	1.39	(0.93)	to	(1.08)
2019	299,741	9.5637	to	9.4685	2,821,796	1.91	1.24	to	1.39	0.64	to	0.48
2018	327,207	9.5033	to	9.4228	3,069,131	1.47	1.24	to	1.39	0.26	to	0.11
2017	412,416	9.4791	to	9.4129	3,870,051	0.40	1.24	to	1.39	(0.81)	to	(0.96)
C25
2021	49,983	22.9829	to	22.6185	1,131,872	—	1.24	to	1.39	24.61	to	24.42
2020	54,321	18.4444	to	18.1791	988,473	—	1.24	to	1.39	(0.10)	to	(0.25)
2019	62,201	18.4633	to	18.2251	1,134,187	—	1.24	to	1.39	22.54	to	22.35
2018	78,757	15.0675	to	14.8954	1,173,576	—	1.24	to	1.39	(6.90)	to	(7.04)
2017	95,242	16.1844	to	16.0236	1,527,429	—	1.24	to	1.39	12.97	to	12.80
C49
2021	28,440	22.3912	to	22.0361	627,484	—	1.24	to	1.39	24.34	to	24.16
2020	32,490	18.0078	to	17.7488	577,563	—	1.24	to	1.39	(0.35)	to	(0.50)
2019	35,697	18.0706	to	17.8374	637,632	—	1.24	to	1.39	22.23	to	22.05
2018	42,466	14.7841	to	14.6151	620,465	—	1.24	to	1.39	(7.17)	to	(7.31)
2017	46,012	15.9263	to	15.7680	726,371	—	1.24	to	1.39	12.72	to	12.55
C36
2021	2,554	13.5794			34,687	9.03	1.39			3.05
2020	2,600	13.1770			34,169	4.31	1.39			4.43
2019	3,798	12.6179			47,837	5.14	1.39			14.86
2018	4,313	11.0793	to	10.9855	47,434	5.09	1.39			(4.95)	to	(5.09)
2017	5,095	11.6560	to	11.5747	59,032	6.41	1.24	to	1.39	5.25	to	5.09

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C76
2021	25,424	$13.4900	to	$13.3158	$338,755	8.84%	1.24%	to	1.39%	2.85%	to	2.70%
2020	26,681	13.1156	to	12.9656	346,311	4.18	1.24	to	1.39	4.37	to	4.21
2019	53,046	12.5667	to	12.4417	660,360	4.85	1.24	to	1.39	14.69	to	14.52
2018	57,889	10.9568	to	10.8641	630,417	5.37	1.24	to	1.39	(5.09)	to	(5.24)
2017	79,787	11.5450	to	11.4645	916,296	5.96	1.24	to	1.39	4.89	to	4.73
C37
2021	15,766	14.6033	to	14.3717	226,620	1.26	1.24	to	1.39	8.60	to	8.44
2020	17,716	13.4464	to	13.2529	234,808	1.69	1.24	to	1.39	7.77	to	7.61
2019	18,232	12.4772	to	12.3161	224,494	2.11	1.24	to	1.39	23.93	to	23.74
2018	23,997	10.0683	to	9.9532	238,720	2.86	1.24	to	1.39	(17.67)	to	(17.79)
2017	29,008	12.2288	to	12.1072	352,271	2.09	1.24	to	1.39	25.96	to	25.77
C58
2021	2,474	14.2171	to	13.9916	34,620	1.09	1.24	to	1.39	8.39	to	8.23
2020	2,469	13.1166	to	12.9279	31,903	1.44	1.24	to	1.39	7.48	to	7.32
2019	2,461	12.2038	to	12.0462	29,633	1.73	1.24	to	1.39	23.60	to	23.42
2018	8,104	9.8732	to	9.7604	79,108	2.51	1.24	to	1.39	(17.85)	to	(17.97)
2017	7,842	12.0178	to	11.8984	93,337	1.88	1.24	to	1.39	25.62	to	25.43
C59
2021	25,183	44.1429	to	43.4431	1,093,733	—	1.24	to	1.39	27.14	to	26.95
2020	28,017	34.7186	to	34.2193	958,126	—	1.24	to	1.39	33.07	to	32.87
2019	30,954	26.0905	to	25.7539	797,435	—	1.24	to	1.39	34.23	to	34.02
2018	35,061	19.4379	to	19.2158	673,551	—	1.24	to	1.39	(5.13)	to	(5.27)
2017	38,153	20.4889	to	20.2854	773,605	—	1.24	to	1.39	26.56	to	26.37
C60
2021	16,399	42.9775	to	42.2961	694,062	—	1.24	to	1.39	26.77	to	26.58
2020	16,820	33.9018	to	33.4143	562,384	—	1.24	to	1.39	32.75	to	32.55
2019	18,155	25.5382	to	25.2087	458,018	—	1.24	to	1.39	33.86	to	33.66
2018	22,605	19.0780	to	18.8601	427,290	—	1.24	to	1.39	(5.33)	to	(5.47)
2017	32,730	20.1512	to	19.9511	653,333	—	1.24	to	1.39	26.27	to	26.08
C66
2021	16,429	26.8730	to	26.4469	434,612	—	1.24	to	1.39	30.70	to	30.50
2020	20,345	20.5611	to	20.2654	412,417	—	1.24	to	1.39	6.15	to	5.99
2019	37,770	19.3695	to	19.1196	721,953	—	1.24	to	1.39	30.00	to	29.81
2018	43,873	14.8994	to	14.7292	646,454	—	1.24	to	1.39	(14.37)	to	(14.50)
2017	46,347	17.3994	to	17.2266	798,328	—	1.24	to	1.39	12.15	to	11.98
C68
2021	32,663	35.7455	to	35.1788	1,149,793	—	1.24	to	1.39	26.49	to	26.30
2020	36,501	28.2604	to	27.8540	1,017,588	—	1.24	to	1.39	16.29	to	16.11
2019	38,748	24.3019	to	23.9884	930,192	—	1.24	to	1.39	29.18	to	28.98
2018	46,487	18.8129	to	18.5980	865,886	—	1.24	to	1.39	(6.13)	to	(6.27)
2017	53,332	20.0415	to	19.8424	1,059,115	—	1.24	to	1.39	19.72	to	19.54

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
C39
2021	2,743	$56.3794			$154,654	0.68%	1.39%			27.40%
2020	3,016	44.2523			132,984	0.60	1.39			7.29
2019	3,439	41.2450			140,628	0.55	1.39			19.66
2018	3,825	34.4676			131,551	0.41	1.39			(19.15)
2017	4,093	42.6304			174,154	0.50	1.39			12.74
C71
2021	6,015	54.3125			326,699	0.51	1.39			27.03
2020	6,237	42.7570			266,667	0.33	1.39			7.09
2019	6,507	41.1766	to	39.9266	259,823	0.26	1.24	to	1.39	19.49	to	19.31
2018	7,946	34.4598	to	33.4637	265,593	0.17	1.24	to	1.39	(19.18)	to	(19.31)
2017	7,914	42.6395	to	41.4694	328,032	0.32	1.24	to	1.39	12.58	to	12.41
C72
2021	759	173.7701			131,941	—	1.39			(4.24)
2020	764	181.4712			138,584	—	1.39			68.76
2019	857	107.5332			92,115	—	1.39			38.75
2018	1,166	77.4993	to	26.6775	90,400	—	1.39			(3.12)
2017	1,963	79.9925	to	27.5357	154,831	—	1.39			27.47
151
2021	10,068	38.7664	to	26.6717	375,902	5.38	1.24	to	1.39	0.83	to	0.68
2020	10,581	38.4472	to	26.4918	391,052	3.39	1.24	to	1.39	5.50	to	5.34
2019	12,755	36.4442	to	25.1493	446,773	3.81	1.24	to	1.39	9.01	to	8.85
2018	15,639	33.4306	to	23.1042	504,582	3.47	1.24	to	1.39	(1.62)	to	(1.77)
2017	18,274	33.9826	to	23.5211	598,550	3.02	1.24	to	1.39	5.05	to	4.90
C73
2021	12,582	36.8678	to	35.5184	447,534	5.22	1.24	to	1.39	0.37	to	0.22
2020	14,470	36.7301	to	35.4388	513,440	3.18	1.24	to	1.39	5.30	to	5.15
2019	27,892	34.8798	to	33.7040	940,770	3.61	1.24	to	1.39	8.86	to	8.70
2018	30,530	32.0413	to	22.1441	943,052	3.23	1.24	to	1.39	(1.87)	to	(2.02)
2017	35,886	32.6529	to	22.6008	1,118,745	2.77	1.24	to	1.39	4.59	to	4.44
C69
2021	20,295	11.3812	to	11.2008	227,346	2.05	1.24	to	1.39	(2.17)	to	(2.32)
2020	21,301	11.6339	to	11.4666	240,073	2.48	1.24	to	1.39	3.79	to	3.63
2019	25,071	11.2091	to	11.0645	270,403	2.73	1.24	to	1.39	5.42	to	5.26
2018	28,288	10.6330	to	10.5115	293,509	2.95	1.24	to	1.39	0.59	to	0.44
2017	35,961	10.5705	to	10.4655	374,490	2.87	1.24	to	1.39	2.07	to	1.92
C70
2021	79,315	11.0796	to	10.9039	863,957	1.76	1.24	to	1.39	(2.42)	to	(2.57)
2020	88,038	11.3544	to	11.1911	984,376	2.30	1.24	to	1.39	3.55	to	3.40
2019	98,973	10.9649	to	10.8234	1,070,161	2.58	1.24	to	1.39	5.18	to	5.03
2018	108,437	10.4244	to	10.3052	1,102,774	2.44	1.24	to	1.39	0.34	to	0.19
2017	174,124	10.3894	to	10.2861	1,782,412	2.72	1.24	to	1.39	1.72	to	1.57
FD8
2021	633	48.9047			30,963	0.12	1.39			22.55
2020	648	39.9043			25,846	0.04	1.39			31.50
2019	663	30.3464			20,124	0.39	1.39			28.03
2018	678	23.7027			16,060	0.34	1.39			(6.49)
2017	838	25.3465			21,234	0.58	1.39			21.80

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
F97
2021	28,565	$32.9871	to	$31.9402	$913,625	1.63%	1.24%	to	1.39%	23.07%	to	22.89%
2020	37,466	26.8037	to	25.9919	974,966	1.64	1.24	to	1.39	5.12	to	4.97
2019	38,186	25.4972	to	24.7621	941,593	1.82	1.24	to	1.39	25.54	to	25.35
2018	40,417	20.3101	to	19.7541	799,110	1.99	1.24	to	1.39	(9.67)	to	(9.81)
2017	45,989	22.4848	to	21.9022	1,009,657	1.48	1.24	to	1.39	11.26	to	11.10
F28
2021	11,051	52.5292	to	50.8625	562,061	—	1.24	to	1.39	10.29	to	10.13
2020	11,594	47.6271	to	46.1851	535,465	—	1.24	to	1.39	66.15	to	65.90
2019	13,309	28.6647	to	27.8385	370,494	—	1.24	to	1.39	38.76	to	38.55
2018	15,302	20.6575	to	20.0921	307,565	0.09	1.24	to	1.39	10.82	to	10.65
2017	17,678	18.6408	to	18.1579	320,964	0.11	1.24	to	1.39	32.53	to	32.33
T21
2021	1,490	25.0957			37,405	0.93	1.39			(7.04)
2020	1,870	26.9969			50,488	4.12	1.39			15.56
2019	1,874	23.3615			43,773	0.97	1.39			24.95
2018	2,210	18.6971			41,322	0.86	1.39			(16.96)
2017	2,228	22.5172			50,161	0.92	1.39			38.48
V15
2021	13,324	37.7312	to	37.1883	494,275	—	1.24	to	1.39	10.55	to	10.38
2020	17,220	34.1317	to	33.6910	578,375	0.07	1.24	to	1.39	40.59	to	40.38
2019	19,522	24.2766	to	23.9991	468,221	—	1.24	to	1.39	35.07	to	34.87
2018	24,017	17.9734	to	17.7946	427,236	—	1.24	to	1.39	(4.82)	to	(4.96)
2017	25,071	18.8836	to	18.7238	469,219	0.08	1.24	to	1.39	25.78	to	25.59
A39
2021	12,796	30.3214	to	29.6177	378,295	0.63	1.24	to	1.39	26.16	to	25.98
2020	15,627	24.0332	to	23.5106	366,618	1.29	1.24	to	1.39	12.44	to	12.27
2019	18,414	21.3737	to	20.9404	385,542	0.95	1.24	to	1.39	27.37	to	27.18
2018	24,255	16.7803	to	16.4647	399,365	0.84	1.24	to	1.39	(10.52)	to	(10.65)
2017	28,402	18.7530	to	18.4280	523,401	1.05	1.24	to	1.39	11.78	to	11.62
A21
2021	14,911	20.5985	to	27.3949	409,534	1.27	1.24	to	1.39	4.58	to	4.43
2020	16,320	19.6959	to	26.2336	428,155	2.25	1.24	to	1.39	12.59	to	12.42
2019	19,632	17.4942	to	23.3361	457,137	1.53	1.24	to	1.39	26.99	to	26.80
2018	23,706	13.7763	to	18.4043	434,927	2.07	1.24	to	1.39	(16.03)	to	(16.16)
2017	25,772	16.4064	to	21.9509	559,987	1.41	1.24	to	1.39	21.49	to	21.31
M80
2021	12,905	84.4116	to	81.2954	1,049,027	—	1.24	to	1.39	21.72	to	21.54
2020	13,591	69.3503	to	66.8901	908,804	—	1.24	to	1.39	29.91	to	29.72
2019	15,934	53.3834	to	51.5669	821,632	—	1.24	to	1.39	36.08	to	35.88
2018	20,235	39.2296	to	37.9515	767,974	—	1.24	to	1.39	1.14	to	0.99
2017	24,016	38.7871	to	37.5799	902,522	—	1.24	to	1.39	29.47	to	29.28
M31										`
2021	26,872	88.8110	to	85.5326	2,299,367	—	1.24	to	1.39	22.01	to	21.83
2020	29,792	72.7901	to	52.6952	2,093,454	—	1.24	to	1.39	30.23	to	30.03
2019	33,752	55.8948	to	40.5248	1,823,626	—	1.24	to	1.39	36.45	to	36.24
2018	43,107	40.9648	to	29.7448	1,709,140	0.09	1.24	to	1.39	1.40	to	1.24
2017	54,128	40.4010	to	29.3796	2,120,655	0.10	1.24	to	1.39	29.79	to	29.60

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MB3
2021	22,024	$26.4350	to	$26.1686	$576,334	0.03%	1.24%	to	1.39%	24.11%	to	23.92%
2020	23,447	21.2999	to	21.1168	494,998	0.22	1.24	to	1.39	20.69	to	20.51
2019	24,067	17.6488	to	17.5233	421,657	0.34	1.24	to	1.39	37.86	to	37.66
2018	25,500	12.8017	to	12.7297	324,802	0.34	1.24	to	1.39	(0.67)	to	(0.82)
2017	26,323	12.8882	to	12.8351	337,816	0.41	1.24	to	1.39	26.53	to	26.34
M10
2021	13,732	33.2790	to	32.2229	443,318	0.41	1.24	to	1.39	24.95	to	24.76
2020	14,663	26.6342	to	25.8276	379,468	0.38	1.24	to	1.39	12.20	to	12.03
2019	33,018	23.7392	to	23.0548	761,931	0.49	1.24	to	1.39	29.63	to	29.43
2018	34,840	18.3133	to	17.8119	607,450	0.44	1.24	to	1.39	(6.88)	to	(7.02)
2017	40,609	19.6657	to	19.1562	764,167	0.53	1.24	to	1.39	21.52	to	21.33
M42
2021	10,358		39.4880		409,021	—		1.39			0.17
2020	10,759		39.4212		424,113	—		1.39			43.57
2019	10,655		27.4579		292,568	—		1.39			39.32
2018	12,655		19.7079		249,395	—		1.39			(3.08)
2017	15,828		20.3347		321,861	—		1.39			24.59
M06
2021	244		22.5006		5,480	2.58		1.39			(2.18)
2020	271		23.0028		5,603	3.47		1.39			6.97
2019	343		21.5047		5,477	2.01		1.39			8.68
2018	793		19.7863		16,058	2.93		1.39			(2.46)
2017	1,531		20.2853		31,431	3.17		1.39			3.02
M33
2021	6,883		58.8104		404,800	0.54		1.39			23.08
2020	7,360	47.7825	to	35.9529	351,702	0.74		1.39			14.98
2019	8,638	43.0214	to	31.2691	358,935	0.79	1.24	to	1.39	31.31	to	31.11
2018	13,192	32.7638	to	23.8492	418,032	0.65	1.24	to	1.39	(5.56)	to	(5.70)
2017	17,208	34.6909	to	25.2901	578,856	1.35	1.24	to	1.39	21.85	to	21.67
R03
2021	16,002		25.0737		401,224	—		1.39			23.81
2020	16,209		20.2517		328,263	0.29		1.39			42.95
2019	16,512		14.1666		233,922	0.13		1.39			34.97
2018	21,156		10.4959		222,048	—		1.39			(3.17)
2017	27,411		10.8398		297,135	—		1.39			29.32
W39
2021	9,646	41.4225	to	40.1275	387,075	0.54	1.24	to	1.39	17.34	to	17.17
2020	11,239	35.3000	to	34.2476	384,944	1.96	1.24	to	1.39	12.95	to	12.78
2019	26,183	31.2527	to	30.3666	795,102	0.83	1.24	to	1.39	28.39	to	28.20
2018	27,862	24.3423	to	23.6875	660,179	1.99	1.24	to	1.39	(18.72)	to	(18.84)
2017	29,884	29.9490	to	29.1874	872,224	1.20	1.24	to	1.39	31.28	to	31.08

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
W41
2021	11,813	$57.7127	to	$55.9085	$662,649	—%	1.24%	to	1.39%	4.53%	to	4.37%
2020	16,862	55.2139	to	53.5679	905,337	0.76	1.24	to	1.39	25.09	to	24.90
2019	17,015	44.1403	to	42.8887	731,577	0.07	1.24	to	1.39	27.71	to	27.52
2018	19,247	34.5640	to	33.6342	650,536	0.16	1.24	to	1.39	(13.50)	to	(13.63)
2017	22,415	39.9580	to	38.9417	875,022	0.17	1.24	to	1.39	25.11	to	24.93
W42
2021	18,545	65.4513	to	63.4050	1,175,902	0.74	1.24	to	1.39	7.56	to	7.40
2020	21,213	60.8531	to	59.0389	1,252,445	—	1.24	to	1.39	22.69	to	22.51
2019	32,325	49.5980	to	48.1915	1,557,781	0.26	1.24	to	1.39	29.49	to	29.29
2018	35,291	38.3039	to	37.2735	1,316,071	0.09	1.24	to	1.39	(2.68)	to	(2.83)
2017	43,201	39.3603	to	38.3591	1,657,061	—	1.24	to	1.39	18.11	to	17.94

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

[2]

Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution and administrative expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

[4]

The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

[5]	Sub-Account AL8 merged into Sub-Account C75 on April 24, 2019.
[6]	Sub-Account C54 merged into Sub-Account C75 on April 24, 2020.
[7]	Sub-Account C55 merged into Sub-Account C75 on April 24, 2020.

Delaware Life Insurance Company of New York

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Reports of Independent Auditors

Statutory Financial Statements as of

December 31, 2021 and 2020 and for the Years Ended

December 31, 2021, 2020 and 2019

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company of New York:

Opinions

We have audited the financial statements of Delaware Life Insurance Company of New York (the Company), which comprise the statutory statement of admitted assets, liabilities, and capital stock and surplus as of December 31, 2021, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for the year then ended, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flow for the year then ended in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

April 28, 2022

Report of Independent Auditors

To the Board of Directors of

Delaware Life Insurance Company of New York

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2020, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for each of the two years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404
T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2021

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2021 AND 2020 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2021	2020
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$963,960	$953,620
Preferred stocks	8,547	16,177
Common stocks	—	4,340
Mortgage loans on real estate	34,977	45,742
Cash, cash equivalents and short-term investments	44,073	128,871
Contract loans	6,206	6,802
Other invested assets	29,777	2,795
Receivable for securities	571	1
Investment income due and accrued	9,827	8,760
Deferred premiums	33	31
Amounts recoverable from reinsurers	2,962	1,036
Other amounts receivable under reinsurance contracts	—	239
Net deferred tax asset	21,761	25,432
Receivable from parent, subsidiaries and affiliates	—	897
Other assets	804	991

Total general account assets	1,123,498	1,195,734
SEPARATE ACCOUNT ASSETS	1,028,372	1,048,129

TOTAL ADMITTED ASSETS	$2,151,870	$2,243,863

	2021	2020
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$493,191	$531,794
Liability for deposit-type contracts	19,295	19,746
Contract claims	1,648	1,269
Other amounts payable on reinsurance	3,521	3,814
Interest maintenance reserve	23,731	24,473
Commissions to agents due or accrued	336	340
General expenses due or accrued	1,511	2,232
Transfers from Separate Accounts due or accrued (net)	(55,700)	(41,739)
Taxes, licenses and fees due and accrued	4,307	4,391
Current federal and foreign income taxes	8,068	26,584
Remittances and items not allocated	1,697	76
Asset valuation reserve	11,302	11,811
Payable to parent and affiliates	200	—
Reinsurance in unauthorized and certified companies	1,397	915
Funds held under coinsurance	160,039	157,239
Payable for securities	3,605	1,203
Other liabilities	1,305	1,247

Total general account liabilities	679,453	745,395
SEPARATE ACCOUNT LIABILITIES	1,028,370	1,048,128

Total liabilities	1,707,823	1,793,523
CAPITAL STOCK AND SURPLUS:
Common capital stock, $350 par value – 6,001 shares authorized: 6,001 shares issued and outstanding	2,100	2,100
Gross paid in and contributed surplus	357,400	357,400
Unassigned funds	84,547	90,840

Total surplus	441,947	448,240

Total common capital stock and surplus	444,047	450,340

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$2,151,870	$2,243,863

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
INCOME:
Premiums and annuity considerations	$12,076	$13,251	$12,357
Considerations for supplementary contracts with life contingencies	6,617	5,981	10,600
Net investment income	46,324	44,078	47,702
Amortization of interest maintenance reserve	1,529	1,351	1,497
Commissions and expense allowances on reinsurance ceded	615	613	638
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	17,232	17,150	18,518
Other income	3,195	3,245	3,366

Total Income	87,588	85,669	94,678
BENEFITS AND EXPENSES:
Death benefits	136	109	—
Annuity benefits	34,661	38,521	51,234
Surrender benefits and withdrawals for life contracts	107,348	119,409	176,714
Interest and adjustments on contracts or deposit-type contract funds	1,426	1,337	1,321
Payments on supplementary contracts with life contingencies	6,268	7,148	5,541
Decrease in aggregate reserves for life and accident and health contracts	(38,603)	(47,813)	(44,699)

Total Benefits	111,236	118,711	190,111
Commissions on premiums and annuity considerations (direct business only)	3,751	3,873	4,294
General insurance expenses	6,015	6,812	9,883
Insurance taxes, licenses and fees, excluding federal income taxes	(484)	(1,229)	617
Net transfers from Separate Accounts net of reinsurance	(103,353)	(116,590)	(164,649)
Other deductions	8,316	6,771	6,865

Total Benefits and Expenses	25,481	18,348	47,121
Net gain from operations before federal income tax expense and net realized capital (losses) gains	62,107	67,321	47,557
Federal income tax expense, excluding tax on capital (losses) gains	8,081	9,089	12,611

Net gain from operations after federal income taxes and before net realized capital (losses) gains	54,026	58,232	34,946
Net realized capital (losses) gains less capital gains tax and transfers to the interest maintenance reserve	(26)	(288)	195

NET INCOME	$54,000	$57,944	$35,141

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$450,340	$398,539	$366,354
Net income	54,000	57,944	35,141
Change in net unrealized capital (losses) gains, net of deferred income tax	1,253	(1)	(487)
Change in net deferred income tax	(3,338)	(4,586)	2,697
Change in nonadmitted assets	(3)	(2)	9
Change in liability for reinsurance in unauthorized and certified companies	(482)	104	(40)
Change in asset valuation reserve	509	(1,658)	(6,865)
Prior period adjustment net of tax	—	—	1,730
Dividends to stockholder	(58,232)	—	—

CAPITAL STOCK AND SURPLUS, END OF YEAR	$444,047	$450,340	$398,539

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019 (IN THOUSANDS)

	2021	2020	2019
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$18,691	$19,234	$22,960
Net investment income	46,402	43,783	47,956
Miscellaneous income	21,043	21,008	22,522

Total receipts	86,136	84,025	93,438
Benefits and loss related payments	(151,439)	(164,863)	(233,412)
Net transfers from Separate Accounts	89,391	109,652	169,363
Commissions, expenses paid and aggregate write-ins for deductions	(18,719)	(17,404)	(21,495)
Federal and foreign income taxes (paid) recovered	(27,515)	—	(1,836)

Total payments	(108,282)	(72,615)	(87,380)

Net cash from operations	(22,146)	11,410	6,058

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid:
Bonds	401,778	200,456	90,045
Stocks	13,677	1,109	2,643
Mortgage loans	11,234	4,236	13,903
Miscellaneous proceeds	1,831	5,637	—

Total investment proceeds	428,520	211,438	106,591
Cost of investments acquired (long-term only):
Bonds	(417,730)	(140,387)	(101,147)
Stocks	(4,500)	(500)	—
Mortgage loans	(7)	—	(22,652)
Other invested assets	(16,237)	(83)	—
Miscellaneous applications	(364)	(223)	(9,722)

Total investments acquired	(438,838)	(141,193)	(133,521)
Net increase in contract loans and premium notes	593	(954)	(1,385)

Net cash from investments	(9,725)	69,291	(28,315)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	(451)	2,694	1,520
Dividends to stockholder	(58,232)	—	—
Other cash provided (applied)	5,756	2,463	1,495

Net cash from financing and miscellaneous sources	(52,927)	5,157	3,015

Net change in cash, cash equivalents and short-term investments	(84,798)	85,858	(19,242)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	128,871	43,013	62,255

End of year	$44,073	$128,871	$43,013

	2021	2020	2019
SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES
Exchanges of debt securities	$31,685	$5,224	$10,823
Transfer of bonds to other invested assets	4,895	—	747
Transfer of bonds to preferred stocks	1,492	—	—
Transfer of common stocks to other invested assets	4,340	—	—
Prior period adjustment	—	—	2,190

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company of New York (the “Company”) is a stock life insurance company incorporated under the laws of the State of New York. The Company is a direct, wholly-owned subsidiary of Delaware Life Insurance Company (“DLIC”). DLIC is a wholly-owned subsidiary of DLIC Holdings, LLC (formerly Group One Thousand One, LLC).

The Company’s business includes a variety of wealth accumulation and protection products, including individual fixed and variable annuities, individual and group life insurance, and group disability insurance. The Company has reinsured certain risks related to some of these products to former affiliated and non-affiliated reinsurers. The Company also sold group life and disability insurance, of which 100% of these risks have been reinsured.

BASIS OF PRESENTATION – ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of New York.

There was no material difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of New York as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019.

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a comprehensive basis of accounting principles other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Statutory accounting principles do not recognize the following assets or liabilities, which are reflected under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 13. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities, and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, if any, including acquisition costs such as sales commissions, are charged to operations as incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, bonds, equity securities, and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per Statement of Statutory Accounting Principles (“SSAP”) No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is an NAIC 6 per the model, further comparison based on fair value is required which, in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, (“SSAP 43R”) includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

Preferred Stocks and Common Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32R, Investments in Preferred Stock (“SSAP No. 32R”). Effective January 1, 2021, perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value and can not exceed effective call price. Redeemable preferred stocks are carried at amortized cost for NAIC 1-3 and at the lower of amortized cost or fair value for NAIC 4-6. Prior to adoption of the revisions of SSAP No. 32R, perpetual preferred stock rated NAIC 1-3 was carried amortized cost. Common stocks are stated at fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statutory Statements of Operations using the effective interest rate method. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans, and these mortgage loans are placed in a non-accrual status when the collection of contractually-specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually-specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes the accrual of income. However, if the original terms of the contract have been changed, resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures, non rated residual tranches on asset-backed securities, and collateral loans. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the audited underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on other invested assets is evaluated under the methodology described in Note 3.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies, accident and health insurance policies, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Accident and health insurance benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, Company experience, and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT-TYPE CONTRACTS

Liabilities for investment-type contracts, such as supplementary contracts not involving life contingencies, are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred tax assets, net of any nonadmitted portion, and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and deferred tax liabilities (“DTLs”) are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross deferred tax assets are first reduced by a statutory valuation allowance, if deemed appropriate. The Company then determines the admissibility of the remaining net deferred tax assets, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP. Refer to Note 13 for further discussion of the Company’s income taxes.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in the variable Separate Accounts include individual and group life insurance and annuity contracts. The assets in these insulated Separate Accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including the amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values in the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•

The activity related to guaranteed minimum death benefit, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, and guaranteed minimum withdrawal benefits, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statutory Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued.

•

The dividends received deduction (the “DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

The NAIC adopted revisions to SSAP No. 32, Preferred Stock, effective January 1, 2021 which updated definitions, clarified impairment guidance, and updated the measurement guidance for investments in preferred stock. The revisions did not have a material impact to the financial statements of the Company as of December 31, 2021.

In December 2021, the Company early adopted the minor revisions to SSAP No. 43R, Loan-Backed and Structured Securities, from the NAIC exposure draft, Ref# 2021-15 SSAP 43R—Residual Tranches, related to the accounting and reporting for non-rated residual investments. The Company transferred its non-rated residual tranches from bonds to other invested assets and valued the residual tranches at the lower of cost or fair value.

In March 2021, the NAIC adopted revisions to SSAP No. 25, Affiliates and Other Related Parties, that clarified the following regarding the identification of a related party:

•	any related party identified under U.S. GAAP or U.S. Securities and Exchange Commission (“SEC”) reporting requirements would be considered a related party under statutory accounting principles;

•	a non-controlling ownership over 10% results in a related-party classification regardless of any disclaimer of control or of affiliation; and

•	a disclaimer of control or of affiliation does not eliminate the classification as a related party and the disclosure requirements under SSAP 25.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The revisions were effective March 15, 2021 and did not have a significant impact to the financial statements of the Company as of December 31, 2021.

Effective June 30, 2020, the NAIC adopted changes to the Working Capital Finance Investments Program requirements in SSAP No. 105, Working Capital Finance Investments. The adoption of the revisions within SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, and SSAP No. 3, Accounting Changes and Corrections of Errors, related to a grade-in approach of reporting changes in the reserve valuation basis as a result of Section 21 of the Valuation Manual (“VM-21”). The adoption of the new guidance did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the Company adopted New York Insurance Regulation 213 (11 NYCRR 103) (“Regulation 213”), enacted by the Department to implement additional life insurance reserve requirements related to the principle-based reserving framework required by the NAIC. The adoption of the Regulation 213 requirements did not have a significant impact on the financial statements of the Company.

The Company did not have any substantive adoptions during 2019.

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the calculation of actuarial reserves. This error was corrected and recorded, net of tax, through surplus in the Statutory Statements of Changes in Capital Stock and Surplus in the amount of $1.7 million. The Company did not have any corrections of errors during 2021 or 2020.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized as a result of these transactions may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. The following is a summary of significant transactions with affiliates and other related parties.

In October 2021, the Company paid a $58.2 million ordinary cash dividend to DLIC.

In March 2021, the Company purchased a non-affiliated bond from DLIC for $8.0 million.

Administrative Service Agreements and Other

The Company’s affiliate, Group 1001 Resources, LLC (“GOTO Resources”), sponsors the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Expenses under the 401(k) Plan and the RIA are allocated by GOTO Resources to the Company and other affiliates pursuant to intercompany service agreements. The allocated expenses incurred by the Company for the years ended December 31, 2021, 2020 and 2019 were $95.8 thousand, $132.3 thousand and 134.8 thousand, respectively.

The Company has a management services agreement with DLIC pursuant to which DLIC furnishes various investment, actuarial, and administrative services on a cost-reimbursement basis. Expenses incurred under this agreement amounted to approximately $4.3 million, $4.8 million and $7.8 million for the years ended December 31, 2021, 2020 and 2019, respectively.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

On August 2, 2013, Group One Thousand One, LLC acquired all of the issued and outstanding shares of the Company’s parent, DLIC, from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, certain of the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 1505 of the New York Insurance Law with respect to any transaction subject to Section 1505(c) or (d) between (i) the Company and (ii) (a) Guggenheim Capital, LLC, or a subsidiary thereof, or (b) Sammons Enterprises, Inc., or a subsidiary thereof. The following are agreements that the Company has filed pursuant to the terms of this undertaking:

•

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to $1.6 million, $1.6 million and $1.7 million for the years ended December 31, 2021, 2020 and 2019, respectively.

•

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The servicing fees are netted from the debt service payments remitted by GCREF to the Company. The servicing fees incurred for the years ended December 31, 2021, 2020 and 2019 were $6.3 thousand, $7.5 thousand and $7.5 thousand, respectively.

At December 31, 2021 and 2020, the Company held non-affiliated investments managed by GPIM as follows:

	December 31,
(In Thousands)	2021	2020
Bonds	$2,669	$10,154
Common Stocks	—	4,340
Other Invested Assets	5,124	—

Total Related Party	$7,793	$14,494

The Company has a principal underwriter’s agreement with Clarendon Insurance Agency, Inc. (“Clarendon”), an affiliate, whereby Clarendon serves as principal underwriter and distributor for variable insurance and annuity products issued by the Company. The Company did not incur any expenses under this agreement during 2021, 2020 and 2019.

The Company is party to a federal tax allocation agreement with DLIC as the common parent of an affiliated group of companies, of which the Company is a member. Refer to Note 13.

The Company had $0.2 million due from DLIC and other affiliates and $0.9 million due from DLIC and other affiliates as of December 31, 2021 and 2020, respectively, and $0.4 million included in general expenses due or accrued to other related parties each year as of December 31, 2021 and 2020 under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

In January 2020, the Company, as borrower, entered into a $50.0 million demand promissory note (the “Note”) with DLIC as lender. The Note superseded and effectively terminated the parties’ $35.0 million promissory note dated May 19, 2017 (the “Old Note”). The Company’s borrowings under the Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with no commitment fees for any unused portion of the Note. Borrowings under the Old Note were subject to interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion. The total commitment fees paid on the Old Note for the year ended December 31, 2019 was approximately $161.4 thousand. There was no amount outstanding under the Note as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

3.	BONDS AND PREFERRED STOCK

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2021
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$18,215	$4,232	$(10)	$22,437
All Other Government:
U.S. States, Territories and Possessions (Direct and Guaranteed)	5,558	820	(4)	6,374
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	94,484	8,892	(193)	103,183
Industrial and Miscellaneous (Unaffiliated)	800,486	60,697	(2,803)	858,380
Hybrid Securities	45,217	3,319	(776)	47,760

Total Bonds	$963,960	$77,960	$(3,786)	$1,038,134

Preferred Stocks	$8,547	$425	$—	$8,972

	December 31, 2020
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$15,205	$6,131	$—	$21,336
All Other Government:
U.S. States, Territories and Possessions (Direct and Guaranteed)	4,481	1,067	—	5,548
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	108,268	11,700	(77)	119,891
Industrial and Miscellaneous (Unaffiliated)	765,432	94,557	(5,531)	854,458
Hybrid Securities	60,234	4,998	(1,976)	63,256

Total Bonds	$953,620	$118,453	$(7,584)	$1,064,489

Preferred Stocks	$16,177	$289	$—	$16,466

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The statement value and estimated fair value by maturity date for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2021,
(In Thousands)	Statement Value	Estimated Fair Value
Due In One Year or Less	$6,433	$6,541
Due After One Year Through Five Years	137,314	145,352
Due After Five Years Through Ten Years	152,195	164,663
Due After Ten Years	493,929	538,480

Total Before Asset and Mortgage-Backed Securities	789,871	855,036
Asset and Mortgage-Backed Securities	174,089	183,098

Total	$963,960	$1,038,134

Proceeds from sales and maturities of investments in bonds and preferred stock during 2021, 2020 and 2019 were $456.5 million, $206.5 million and $104.5 million, respectively, including non-cash transactions of $38.1 million, $5.2 million and $11.6 million, respectively. Gross gains during 2021, 2020 and 2019 were $7.7 million, $6.7 million and $2.2 million, respectively, and gross losses were $3.4 million, $1.3 million and $0.4 million, respectively.

Bonds included above with a statement value of approximately $0.4 million at each year ended December 31, 2021 and 2020 were on deposit with the Department as required.

Investment grade bonds were 96.5% and 96.7% of the Company’s total bonds as of December 31, 2021 and 2020, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed bonds, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Other-Than-Temporary-Impairments

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.    In making these evaluations, the Asset Valuation Committee exercises considerable judgment. Based on the committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. In 2021, there was $0.1 million of OTTI recognized for LBSS held as of December 31, 2021 where the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities. In 2020, $0.7 million of OTTI was recognized based on an intent to sell aviation industry assets prior to year end or shortly afterwards.    The Company did not incur write-downs of bonds during 2019.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs.    All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2021 were as follows:

(in thousands except # of securities)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	1	$2,987	$(10)	1	$7	$—	2	$2,994	$(10)
All Other Governments
U.S. States, Territories and Possessions (Direct and Guaranteed)	1	746	(4)	—	—	—	1	746	(4)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	7	6,401	(54)	3	1,951	(139)	10	8,352	(193)
Industrial and Miscellaneous (Unaffiliated)	89	150,512	(2,386)	13	10,824	(417)	102	161,336	(2,803)
Hybrid Securities	—	—	—	2	11,185	(776)	2	11,185	(776)

Total Bonds	98	$160,646	$(2,454)	19	$23,967	$(1,332)	117	$184,613	$(3,786)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2020 were as follows:

	Less than 12 months			12 months or more			Total
(in thousands except # of securities)			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	3	$9	$—	—	$—	$—	3	$9	$—
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	3	2,129	(73)	1	159	(4)	4	2,288	(77)
Industrial and Miscellaneous (Unaffiliated)	29	33,709	(1,344)	14	42,405	(4,187)	43	76,114	(5,531)
Hybrid Securities	2	2,249	(51)	3	22,092	(1,925)	5	24,341	(1,976)

Total Bonds	37	$38,096	$(1,468)	18	$64,656	$(6,116)	55	$102,752	$(7,584)

The Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.7 million and $4.5 million as of December 31, 2021 and 2020, respectively, which represented approximately 0.2% and 0.4% of the Company’s total invested assets as of December 31, 2021 and 2020, respectively.

The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2021 and 2020 was as follows (in thousands):

2021		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$2,654	$2,654	$2,778

	$2,654	$2,654	$2,778

2020		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,454	$4,454	$4,646

	$4,454	$4,454	$4,646

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loan’s values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2021 and 2020:

(In Thousands)	2021	2020
California	$7,904	$8,071
Florida	2,007	2,155
Georgia	15	3,795
Idaho	209	248
Illinois	10,587	10,223
Kansas	4,885	4,878
New York	9,474	9,638
North Carolina	—	6,783
Texas	—	55
General allowance for loan loss	(104)	(104)

Total Mortgage Loans on Real Estate	$34,977	$45,742

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2021 and 2020.

The Company made $6.9 thousand of additional investments in mortgage loans during the year ended December 31, 2021, and during 2019, the Company originated three mortgage loans and made two additional investments after acquisition with a total cost of $22.6 million with rates ranging from 5.2% to 6.04%. No new investments in mortgage loans were made in 2020.

During the years ended December 31, 2021, 2020 and 2019, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss for the years ended December 31, 2021 and 2020. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $0.1 million at December 31, 2021 and 2020. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2021 and 2020, the Company individually and collectively evaluated loans with a gross carrying value of $35.1 million and $45.8 million, respectively.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2021 or 2020.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
As of December 31, 2021
Recorded Investment
Current	$—	$—	$—	$—	$35,081	$—	$35,081
As of December 31, 2020
Recorded Investment
Current	$—	$—	$—	$—	$45,846	$—	$45,846

The Company did not have any mortgages on real estate past due or mortgages accruing interest more than 90 days past due or interest reduced during 2021 or 2020 and the Company had no investments in impaired loans during 2021 or 2020.

Allowance for credit losses was as follows:

(In Thousands)	2021	2020
Balance at beginning of period	$104	$104
Recoveries of amounts previously charged off	—	—

Balance at end of period	$104	$104

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and loan to value ratio (‘LTV”). The following table shows the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2021 and 2020:

	2021
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$2,861	$8,948	$—	$11,809
60%-69.99%	12,685	10,587	—	23,272
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$15,546	$19,535	$—	$35,081

	2020
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$7,169	$—	$—	$7,169
60%-69.99%	18,023	15,776	4,878	38,677
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$25,192	$15,776	$4,878	$45,846

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, and mortgages, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from sales of all other investments are reported, net of tax, in the Company’s Statements of Operations but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Realized Gains (Losses):
Bonds	$2,033	$4,702	$1,758
Preferred Stocks	—	—	3
Mortgage Loans on Real Estate	(33)	—	(31)

Gross Realized (Losses) Gains	2,000	4,702	1,730
Capital Gains Tax (Benefit) Expense	917	987	364

Net Realized (Losses) Gains	1,083	3,715	1,366
Losses (Gains) Transferred to IMR (Net of Taxes)	(1,109)	(4,003)	(1,171)

Total	$(26)	$(288)	$195

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Changes in Net Unrealized Capital Gains (Losses)
Bonds	$1	$—	$—
Preferred Stocks	55	—	—
Common Stocks	—	(1)	(487)
Other invested assets	1,530	—	—

Subtotal	1,586	(1)	(487)
Deferred Capital Gains Tax	333	—	—

Total	$1,253	$(1)	$(487)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

6.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Bonds	$45,183	$42,136	$44,331
Preferred Stocks	449	1,138	1,302
Common Stocks (unaffiliated)	—	132	534
Mortgage Loans on Real Estate	2,260	2,686	3,019
Contract Loans	260	263	207
Cash, Cash Equivalents and Short-term Investments	18	229	1,255
Other Investment Income	1,041	515	276

Gross Investment Income	49,211	47,099	50,924
Investment Expenses	(2,887)	(3,021)	(3,222)

Net Investment Income	$46,324	$44,078	$47,702

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2021, 2020 and 2019.

7.	REINSURANCE

The Company participates in reinsurance with other insurance companies under a yearly renewable term or coinsurance basis to limit the loss exposure on certain risks associated with its products. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

Under one reinsurance agreement, certain of the Company’s universal life insurance policies were reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $160.0 million and $157.2 million at December 31, 2021 and 2020, respectively. Pursuant to another reinsurance agreement, the Company ceded 100% of the liabilities under its group insurance policies on an indemnity coinsurance basis.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Premiums and Annuity Considerations:
Direct	$30,527	$30,752	$28,702
Ceded	(18,451)	(17,501)	(16,345)

Net Premiums and Annuity Considerations	$12,076	$13,251	$12,357

Insurance and Other Individual Policy Benefits and Claims:
Direct	$60,282	$62,221	$85,018
Ceded	(19,218)	(16,443)	(28,243)

Net Policy Benefits and Claims	$41,064	$45,778	$56,775

8.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2021 and 2020, the Company had $1,237.8 million and $1,352.0 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of New York. Reserves to cover the above insurance as of December 31, 2021 and 2020 totaled $46.5 million and $43.5 million, respectively.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits.    Other than normal updates of reserves, the only significant reserve changes as of December 31, 2021 and 2020 were the changes in additional reserves held due to the variable annuity (“VA”) Regulation 213 (“Reg 213”) extra reserves and asset adequacy analysis testing. Direct VA Reg 213 extra reserves and asset adequacy reserves in the General Account were $102.7 million and $103.6 million at December 31, 2021 and 2020. Net VA Reg 213 and asset adequacy reserves were $62.7 million and $82.6 million at December 31, 2021 and 2020. Asset adequacy reserves in the non-insulated Separate Accounts were $21.0 million at December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The details for other changes in reserves for the years ended December 31, 2021, 2020 and 2019 are as follows (in thousands):

2021

Item	Total	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Group Annuities
Reg 213 & Asset/Liability analysis	$(12,958)	$—	$(12,958)	$—	$—
Asset/Liability analysis	(7,000)	—	(7,000)	—	—

Total - increase (decrease)	$(19,958)	$—	$(19,958)	$—	$—

2020

Item	Total	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Group Annuities
Reg 213 & Asset/Liability analysis	$(25,787)	$—	$(25,787)	$—	$—
Asset/Liability analysis	—	—	—	—	—

Total - increase (decrease)	$(25,787)	$—	$(25,787)	$—	$—

2019

Item	Total	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Group Annuities
Reg 213 & Asset/Liability analysis	$—	$—	$—	$—	$—
Asset/Liability analysis	2,300	—	2,300	—	—

Total - increase (decrease)	$2,300	$—	$2,300	$—	$—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

9.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2021

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$270,061	$—	$270,061	19.800%
b At Book Value Less Current Surrender Charge of 5% or More	2,798	—	—	2,798	0.205%
c At Fair Value	—	—	669,689	669,689	49.098%

d Total With Adjustment or at Market Value	2,798	270,061	669,689	942,548	69.103%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	385,650	—	—	385,650	28.274%
2 Not Subject to Discretionary Withdrawal	31,895	—	3,888	35,783	2.623%

3 Total (Gross: Direct and Assumed)	420,343	270,061	673,577	1,363,981	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$420,343	$270,061	$673,577	$1,363,981
6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$235	$—	$—	$235

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2021	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	596	596	2.996%

d Total With Adjustment or at Market Value	—	—	596	596	2.996%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	19,295	—	—	19,295	97.004%

3 Total (Gross: Direct and Assumed)	19,295	—	596	19,891	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$19,295	$—	$596	$19,891
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Annuity Reserves	$388,448
Supplemental Contracts With Life Contingencies	31,895
Deposit-Type Contracts	19,295

Subtotal General Account	$439,638
Separate Account:
Annuities (excluding supplementary contracts)	$939,750
Supplementary contracts with life contingencies	3,888
Other contract deposit funds	596

Subtotal Separate Account	$944,234

Combined Total	$1,383,872

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

December 31, 2020

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$291,208	$—	$291,208	20.582%
b At Book Value Less Current Surrender Charge of 5% or More	3,520	—	—	3,520	24.900%
c At Fair Value	—	—	682,576	682,576	48.243%

d Total With Adjustment or at Market Value	3,520	291,208	682,576	977,304	69.074%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	403,534	—	—	403,534	28.521%
2 Not Subject to Discretionary Withdrawal	30,225	—	3,800	34,025	2.405%

3 Total (Gross: Direct and Assumed)	437,279	291,208	686,376	1,414,863	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$437,279	$291,208	$686,376	$1,414,863

6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$542	$—	$—	$542

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	916	916	4.432%

d Total With Adjustment or at Market Value	—	—	916	916	4.432%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	19,746	—	—	19,746	95.568%

3 Total (Gross: Direct and Assumed)	19,746	—	916	20,662	100.00%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$19,746	$—	$916	$20,662

6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Annuity Reserves	$407,054
Supplemental Contracts With Life Contingencies	30,225
Deposit-Type Contracts	19,746

Subtotal General Account	$457,025
Separate Account:
Annuities (excluding supplementary contracts)	$973,784
Supplementary contracts with life contingencies	3,800
Other contract deposit funds	916

Subtotal Separate Account	$978,500

Combined Total	$1,435,525

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

10. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account Nonguaranteed products were as follows at December 31, 2021:

(In Thousands)	December 31, 2021
General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	170,022	159,453	578,244
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	1,872	1,868	1,973
j Miscellaneous Reserves	1,041	1,041	1,225
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	1
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	2,707
e Miscellaneous Reserves	XXX	XXX	86,595
Total (gross: direct + assumed)	172,935	162,362	670,745

Reinsurance Ceded	170,022	159,453	668,033

Total	$2,913	$2,909	$2,712

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2021
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	7,017	7,017	6,971
j Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	7,017	7,017	6,971

Reinsurance Ceded	—	—	—

Total	$7,017	$7,017	$6,971

The Company had no life Separate Account products with Guarantees at December 31, 2021.

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2021:

(In Thousands)
General Account:
Life Reserves	$2,632
Miscellaneous Reserves	80

Subtotal General Account	$2,712

Separate Account:
Life insurance	$6,971

Subtotal Separate Account	$6,971

Combined Total	$9,683

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account Nonguaranteed products were as follows at December 31, 2020:

(In Thousands)	December 31, 2020
General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life
c Universal Life with Secondary Guarantees	169,144	156,163	559,354
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	1,573	1,569	1,684
j Miscellaneous Reserves	1,093	1,093	1,292
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	1
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	3,094
e Miscellaneous Reserves	XXX	XXX	64,640
Total (gross: direct + assumed)	171,810	158,825	630,065

Reinsurance Ceded	169,144	156,163	627,494

Total	$2,666	$2,662	$2,571

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(In Thousands)	December 31, 2020
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	6,943	6,943	6,889
j Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	6,943	6,943	6,889

Reinsurance Ceded	—	—	—

Total	$6,943	$6,943	$6,889

The Company had no life Separate Account products with Guarantees at December 31, 2020.

Below is a reconciliation of the life reserves from the General Accounts and Separate Accounts of the Company as of December 31, 2020:

(In Thousands)
General Account:
Life Reserves	$2,458
Miscellaneous Reserves	113

Subtotal General Account	$2,571

Separate Account:
Life Insurance	$6,889

Subtotal Separate Account	$6,889

Combined Total	$9,460

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

11.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life insurance and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for life contracts” in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statutory Statement of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 4240 of the New York Insurance Laws.

The Company maintained Separate Account assets totaling $1,028.4 million and $1,048.1 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, the Company’s Separate Account statements included legally insulated assets of $688.8 million and $701.9 million, respectively.

The assets legally insulated and not legally insulated from the General Account as of December 31, 2021 were attributable to the following products:

(In Thousands)
Products	Legally Insulated Assets	Not-Legally Insulated Assets	Total
Variable Life	$7,017	$—	$7,017
Variable Annuity	681,771	—	681,771
MVA Annuity	—	339,584	339,584

Total	$688,788	$339,584	$1,028,372

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers from Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $5.8 million, $6.1 million, and $6.4 million were received by the General Account from the Separate Accounts during the years ended December 31, 2021, 2020 and 2019, respectively.

The Company’s General Account paid expenses for Separate Account guarantees of $430 thousand, $207 thousand and $391 thousand for each of the years ended December 31, 2021, 2020 and 2019 respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

An analysis of the Separate Account reserves as of December 31, 2021 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
2021 Premiums, Considerations or Deposits	$2,963	$6,181	$9,144
Reserves at December 31, 2021
For Accounts With Assets at:
Fair Value	291,061	681,144	972,205
Amortized Cost	—	—	—

Total Reserves	$291,061	$681,144	$972,205

By Withdrawal Characteristics:
With Market Value Adjustment	$291,061	$—	$291,061
At Fair Value	—	677,256	677,256

Subtotal	291,061	677,256	968,317
Not Subject to Discretionary Withdrawal	—	3,888	3,888

Total	$291,061	$681,144	$972,205

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

An analysis of the Separate Account reserves as of December 31, 2020 is as follows:

(In Thousands)	Nonindexed Guarantee Less Than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
2020 Premiums, Considerations or Deposits	$4,560	$5,427	$9,987
Reserves at December 31, 2020
For Accounts With Assets at:
Fair Value	312,208	694,181	1,006,389
Amortized Cost	—	—	—

Total Reserves	$312,208	$694,181	$1,006,389

By Withdrawal Characteristics:
With Market Value Adjustment	$312,208	$—	$312,208
At Fair Value	—	690,382	690,382

Subtotal	312,208	690,382	1,002,590
Not Subject to Discretionary Withdrawal	—	3,799	3,799

Total	$312,208	$694,181	$1,006,389

Below is the reconciliation of “Net transfers from Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2021	2020	2019
Transfers to Separate Accounts	$9,143	$9,987	$7,458
Transfers from Separate Accounts	(112,496)	(126,577)	(172,107)

Net Transfers from Separate Accounts	(103,353)	(116,590)	(164,649)

Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$(103,353)	$(116,590)	$(164,649)

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities and investments in publicly-traded mutual funds with quoted market prices.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes and certain ABS (including collateralized debt obligations, RMBS, and CMBS), certain corporate debt, preferred stock and certain private equity investments.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, and certain mutual fund holdings.

There were no significant changes made in valuation techniques during 2021 or 2020. The Company had no liabilities classified by these levels as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The fair value of the Company’s assets classified by these levels as of December 31, 2021 and 2020 were as follows (in thousands):

	December 31, 2021
Description	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Other Invested Assets	$—	$2,734	$5,124	$—	$7,858
Separate Accounts Assets (b) (c)	704,017	291,275	20,927	9,983	1,026,202

Total Assets at Fair Value	$704,017	$294,009	$26,051	$9,983	$1,034,060

	December 31, 2020
Description	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$4,340	$—	$4,340
Separate Accounts Assets (b) (c)	728,264	296,006	13,398	8,519	1,046,187

Total Assets at Fair Value	$728,264	$296,006	$17,738	$8,519	$1,050,527

(a)	Common stocks are carried at fair value.

(b)

Separate Account assets include invested assets carried at fair value, but exclude approximately $2.2 million and $1.9 million of investment income and receivables due at December 31, 2021 and 2020, respectively, which are included in Separate Account Assets in the Statutory Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.

(c)

Includes assets with a fair value of $10.0 million and $8.5 million at December 31, 2021 and 2020, respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2021 and 2020, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following is a reconciliation of the beginning and ending balances for assets which were categorized as Level 3 for the years ended December 31, 2021 and 2020 (in thousands):

2021	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance
Assets
Common Stock - Unaffiliated Industrial and Miscellaneous	$4,340	$—	$—	$—	$784	$—	$(5,124)	$—	$—
Other Invested Assets	—	—	—	—	—	5,124	—	—	5,124
Separate Accounts Assets	13,398	5,283	(265)	(342)	578	4,235	(230)	(1,730)	20,927

Total Assets	$17,738	$5,283	$(265)	$(342)	$1,362	$9,359	$(5,354)	$(1,730)	$26,051

2020	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance
Assets
Common Stock - Unaffiliated Industrial and Miscellaneous	$4,756	$—	$—	$—	$(104)	$—	$(312)	$—	$4,340
Separate Accounts Assets	25,880		(1,560)	299	(403)	—	(8,298)	(2,520)	13,398

Total assets	$30,636	$—	$(1,560)	$299	$(507)	$—	$(8,610)	$(2,520)	$17,738

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

The tables below present the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2021 and 2020:

2021	Valuation Techniques	Significant Unobservable Inputs	Fair Value (in thousands)	Range	Weighted Average
Assets:
Residual equity tranches	Matrix Pricing	Spreads	$5,124	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	3,752	53-105	98
	Market Pricing	Quoted Prices	12,637	36-146	100

Total Assets			$21,513

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

2020	Valuation Techniques	Significant Unobservable Inputs	Fair Value (in thousands)	Range	Weighted Average
Assets:
Common Stock	Matrix Pricing	Spreads	$4,340	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	3,365	52-109	100
	Market Pricing	Quoted Prices	5,292	34-112	79

Total Assets			$12,997

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2021:

(In Thousands)

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$44,073	$44,073	$44,073	$—	$—	$—	$—
Bonds	1,038,134	963,960	20,722	945,787	71,625	—	—
Preferred Stocks	8,972	8,547	—	8,972	—	—	—
Mortgage Loans on Real Estate	33,823	34,977	—	—	33,823	—	—
Contract Loans	7,589	6,206	—	—	7,589	—	—
Other Invested Assets	30,685	29,777	—	25,356	5,124	205	—
Separate Account Assets	1,026,202	1,026,202	704,017	291,275	20,927	9,983	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(20,112)	(19,295)	—	—	(20,112)	—	—
Separate Account Liabilities	(596)	(596)	—	—	(596)	—	—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2020:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$128,871	$128,871	$128,871	$—	$—	$—	$—
Bonds	1,064,490	953,620	19,143	978,166	67,181	—	—
Preferred Stocks	16,466	16,177	—	2,789	13,677	—	—
Common Stock	4,340	4,340	—	—	4,340	—	—
Mortgage Loans on Real Estate	44,701	45,742	—	—	44,701	—	—
Contract Loans	8,927	6,802	—	—	8,927	—	—
Other Invested Assets	3,322	2,795	—	3,153	—	169	—
Separate Account Assets	1,046,187	1,046,187	728,264	296,006	13,398	8,519	—
Contract Holder Deposit Funds and Other Policyholder Liabilities	(21,624)	(19,746)	—	—	(21,624)	—	—
Separate Account Liabilities	(916)	(916)	—	—	(916)	—	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments - The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity Securities - The fair value of the Company’s equity securities is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other Invested Assets - Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. The fair value of surplus debenture uses third-party pricing services.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined with the same methodology described in Note 11. The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds - The fair value of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

13. FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2021 and 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The components of the Company’s DTAs and DTLs as of December 31, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$21,388	$3,132	$24,520	$26,714	$1,667	$28,381	$(5,326)	$1,465	$(3,861)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	21,388	3,132	24,520	26,714	1,667	28,381	(5,326)	1,465	(3,861)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	21,388	3,132	24,520	26,714	1,667	28,381	(5,326)	1,465	(3,861)
Deferred Tax Liabilities	2,747	12	2,759	2,946	3	2,949	(199)	9	(190)

Net Admitted Deferred Tax Assets /(Net Deferred Tax Liabilities)	$18,641	$3,120	$21,761	$23,768	$1,664	$25,432	$(5,127)	$1,456	$(3,671)

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2021			December 31, 2020			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1,771	$1,771	$—	$1,570	$1,570	$—	$201	$201
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From (a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	18,641	1,361	20,002	23,768	97	23,865	(5,127)	1,264	(3,863)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	18,641	1,361	20,002	23,768	97	23,865	(5,127)	1,264	(3,863)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	63,343	XXX	XXX	63,736	XXX	XXX	(393)
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From (a) and (b) above) Offset by Gross Deferred Tax Liabilities.	2,747	—	2,747	2,946	—	2,946	(199)	—	(199)

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total ((a) + (b) + (c))	$21,388	$3,132	$24,520	$26,714	$1,667	$28,381	$(5,326)	$1,465	$(3,861)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	2021	2020
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	3349%	3295%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (in thousands)	$422,286	$424,908

The following table provides the impact of tax-planning strategies on adjusted gross and net admitted DTA’s, as used in the Company’s SSAP No. 101 calculation:

	December 31, 2021		December 31, 2020		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross DTAs and Net Admitted DTAs, by Tax Character as a Percentage
Adjusted Gross DTAs	$21,388	$3,132	$26,714	$1,667	$(5,326)	$1,465
Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	—%	—%	—%	—%	—%	—%
Net Admitted Adjusted Gross DTAs	$21,388	$3,132	$26,714	$1,667	$(5,326)	$1,465
Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Because of the Impact of Tax Planning Strategies	56.30%	—%	56.30%	—%	—%	—%

The Company’s tax planning strategies include the use of reinsurance.

The Company has no temporary differences for which a DTL has not been established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2021	December 31, 2020	December 31, 2019
Current Income Tax
Federal Income Tax Expense on Operations	$8,081	$9,089	$12,611
Federal Income Tax Expense on Net Capital Gains	917	987	364

Current Income Tax Expense	$8,998	$10,076	$12,975

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The main components of DTAs and DTLs as of December 31, 2021 and 2020 were as follows:

(In Thousands)	December 31, 2021	December 31, 2020	Change
Deferred Tax Assets:
Ordinary:
Policyholder Reserves	$19,563	$25,104	$(5,541)
Deferred Acquisition Costs	1,394	1,151	243
Receivables	—	458	(458)
Other (Including Items <5% of Total Ordinary Tax Assets)	431	1	430

Subtotal	$21,388	$26,714	$(5,326)
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$21,388	$26,714	$(5,326)

Capital:
Investments	$3,132	$1,667	$1,465
Net Capital Loss Carryforward	—	—	—

Subtotal	$3,132	$1,667	$1,465
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	3,132	1,667	1,465

Admitted Deferred Tax Assets	$24,520	$28,381	$(3,861)

Deferred Tax Liabilities:
Ordinary:
Investments	$1,948	$1,948	$—
Policyholder Reserves	792	998	(206)
Deferred and Uncollected Premiums	7	3	4

Subtotal	$2,747	$2,949	$(202)

Capital:
Other	$12	$—	$12

Subtotal	12	—	12

Deferred Tax Liabilities:	$2,759	$2,949	$(190)

Net Admitted Deferred Tax Assets / (Deferred Tax Liabilities)	$21,761	$25,432	$(3,671)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2021	December 31, 2020	Change
Total Deferred Tax Assets	$24,520	$28,381	$(3,861)
Total Deferred Tax Liabilities	2,759	2,949	(190)

Net Deferred Tax Assets	$21,761	$25,432	$(3,671)
Tax Effect of Unrealized Gains/Losses			(333)

Change in Net Deferred Income Tax			$(3,338)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before federal income taxes. The significant items causing this difference at December 31, 2021, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2021			December 31, 2020			December 31, 2019
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Net Income Before Taxes	$64,107	$13,462	21.0%	$72,023	$15,124	21.0%	$49,287	$10,350	21.0%
Investment Related	(3,204)	(673)	(1.0)%	(1,438)	(302)	(0.4)%	—	—	—%
Tax Credits	(2,154)	(452)	(0.7)%	—	—	—%	—	—	—%
Dividends Received Deduction	—	—	—%	—	—	—%	(995)	(209)	(0.4)%
Amortization of IMR	—	—	—%	—	—	—%	(2,257)	(474)	(1.0)%
Change in Nonadmitted Assets	(3)	(1)	—%	(3)	(1)	—%	10	2	—%
Prior Year Over/Under Accrual	—	—	—%	—	—	—%	1,071	225	0.5%
Exhibit 5a adjustment	—	—	—%	—	—	—%	1,829	384	0.7%
Miscellaneous	1	—	—%	(761)	(159)	(0.2)%	—	—	—%

Total Statutory Income Taxes		$12,336	19.3%		$14,662	20.4%		$10,278	20.8%

Federal and Foreign Income Taxes Incurred		$8,998	14.1%		$10,076	14.0%		$12,975	26.3%
Change in Net Deferred Income Taxes		3,338	5.2%		4,586	6.4%		(2,697)	(5.5)%

Total Statutory Income Taxes		$12,336	19.3%		$14,662	20.4%		$10,278	20.8%

At December 31, 2021 and 2020, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards.

At December 31, 2021, the following were capital gain income tax expenses incurred that will be available for recoupment in the event of future net capital losses (gains) (in thousands):

Year	Amount
2021	$420
2020	$987
2019	$363

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Tax years prior to 2018 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is currently not under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2021 and 2020.

As of December 31, 2021, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2021 and 2020. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2021, 2020 and 2019. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2021.

The following companies are included in the consolidated return filing:

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc. (formerly Eon Health, Inc (GA))

•	Clear Spring Health (SC), Inc. (formerly Eon Health, Inc. (SC))

•	Clear Spring Health Community Care, Inc. (formerly Community Care Alliance of Illinois, Inc.)

•	Clear Spring Health (VA) Inc.

•	Clear Spring Health of Illinois, Inc.

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring Property and Casualty Company

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company or health maintenance organization. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

14.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2021 and 2020, the Company had 6,001 shares issued, authorized and outstanding with a par value of $350 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The New York Insurance Law permits a domestic stock life insurer to distribute dividends out of earned surplus without prior notice to the Superintendent of the Department when the aggregate amount of such dividends in a calendar year does not exceed the greater of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations, excluding realized capital gains, and not to exceed 30% of its surplus to policyholders, so long as the net gain from operations excluding realized capital gains for the immediately preceding year is not negative. Alternatively, a domestic stock life insurance company may distribute dividends without prior notice to the Superintendent when the total amount of such dividends does not exceed the lesser of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations of the immediately preceding year, not including realized capital gains. The Superintendent may limit or disallow a distribution of dividends if an insurer’s surplus to policyholders is not reasonable in relation to the company’s outstanding liabilities or if the company is financially distressed.

In October 2021, the Company paid a $58.2 million ordinary dividend to DLIC. No dividends were paid in 2020 or 2019.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $3.2 million and $1.6 million at December 31, 2021 and 2020.

Risk-Based Capital

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2021 and 2020.

In addition, the Company was required to maintain its Total Adjusted Capital in an amount not less than 450% of Authorized Control Level RBC (“ACL RBC”) within the meaning of New York Insurance Law §1322 for a period of seven years following its change of control on August 2, 2013. If the Company’s ACL RBC fell below this minimum, additional contributions of capital would be required to be made such that the Company’s ACL RBC level is restored to a minimum of 450%. In connection with the 2013 change of control, a trust account was established to ensure a source of funds for any such required capital contributions. The Company’s ACL RBC exceeded 450% as of December 31, 2020, the last year during which this undertaking was in effect.

15.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by the state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $1.0 million and $1.5 million for guaranty fund assessments as of December 31, 2021 and 2020, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2021 and 2020, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2021 and reported in the current financial statements:

•	Certain bonds were on deposit with governmental authorities as required.

•	Certain cash deposits were held in a mortgage escrow account.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 AND 2020 AND FOR THE YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following are restricted assets:

Gross Restricted
(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2021 Total	2020 Total	Increase/ (Decrease)	Total 2021 Non- Admitted Restricted	Total 2021 Admitted Restricted	Gross Admitted and Non Admitted Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On Deposit with States	$406	$—	$—	$—	$406	$406	$—	$—	$406	0.02%	0.02%
Mortgage Escrow	18	—	—	—	18	79	(61)	—	18	—%	—%

Total Restricted Assets	$424	$—	$—	$—	$424	$485	$(61)	$—	$424	0.02%	0.02%

.

Lease commitments

The Company had a month-to-month lease agreement for its office in New York, New York with a monthly rental expense of approximately $3.3 thousand. The lease agreement terminated in April 2019.

The Company leases space for a New York office that had an initial expiration date of January 31, 2021 but was renewed in September 2020 to extend the term to July 31, 2022. Rental expenses under this lease for 2021, 2020 and 2019 were $0.8 million each year. A portion of the expense in 2021 was reimbursed by an affiliate using part of the space.

At December 31, 2021, the minimum aggregate rental commitments were as follows:

(In Thousands)	Year Ending
	December 31,	Operating Leases
	2022	$413
	2023	—
	2024	—
	2025	—
	2026	—
	Aggregate Total All Future Years	—

16.	SUBSEQUENT EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2022 to April 28, 2022, the date these financial statements were available to be issued. The Company is not aware of any Type I or Type II events or transactions that occurred subsequent to December 31, 2021 having a material effect on the financial statements.